Filed pursuant to Rule 497(b)
File No. 333-183328

IMPORTANT NOTICE TO SHAREHOLDERS OF

GLOBAL INCOME & CURRENCY FUND INC. (GCF)

October 12, 2012

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement/Prospectus?

A.	You are receiving this Proxy Statement/Prospectus in connection with a special shareholder meeting of Global Income & Currency Fund Inc. at which a proposal regarding the reorganization of your fund will be considered. The reorganization of your fund is part of a series of changes recommended by the investment adviser to the Nuveen Funds, and approved by the Board of Trustees or Directors, as applicable, of the Funds, to simplify the global income product line. The changes being made include (1) changing the investment mandate of Nuveen Multi-Currency Short-Term Government Income Fund (the “Acquiring Fund”) and repositioning its portfolio (the “Acquiring Fund Restructuring”), (2) changing the name of the Acquiring Fund from Nuveen Multi-Currency Short-Term Government Income Fund to Nuveen Diversified Currency Opportunities Fund, and (3) subsequently merging Global Income & Currency Fund Inc. (the “Acquired Fund”) into the Acquiring Fund (the “Reorganization”).

Acquired Fund shareholders are being asked to vote on the Reorganization only. Shareholders are not being asked to vote on the name change or the Acquiring Fund Restructuring. The name change has taken effect and Acquiring Fund Restructuring will take effect on or about October 10, 2012, independent from the Reorganization.

Q.	What is the goal of these changes?

A.	The goal of the overall restructuring of the global income funds is to enhance the combined fund’s ability to generate competitive returns and narrow the fund’s trading discount by:

•	Simplifying the investment strategy to offer broad-based currency exposure and interest rate diversification;

•	Expanding investment flexibility to no longer focus only on countries with the highest short-term yields and to reduce risk from an appreciating U.S. dollar;

•

Reducing fund expenses over time and lowering investor trading costs as the increased size and greater number of common shares of the combined fund is expected to result in improved secondary market trading due to increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and

•	Eliminating confusion and competition from largely overlapping products.

The Reorganization is intended to (1) provide increased investment flexibility as a result of the larger asset size of the combined fund and the new investment mandate being implemented as part of the Acquiring Fund Restructuring, (2) reduce expenses and result in efficiencies by combining the Acquired Fund with a substantially larger fund that will have similar investment objectives and policies following the completion of the Acquiring Fund Restructuring, and (3) enhance secondary market trading of the common shares as a result of the greater share volume of the combined fund.

Q.	Will the changes impact distributions to Acquired Fund shareholders?

A.	The current annual distribution rate of the Acquired Fund is lower than the current annual distribution rate of the Acquiring Fund. The Acquiring Fund Restructuring and the Reorganization are not expected to adversely affect the current distribution rate of the Acquiring Fund, and the Acquiring Fund Restructuring may result in greater stability of distribution levels. As a result, distributions to Acquired Fund shareholders following the Reorganization are expected to increase as a result of lower fees and operating expenses.

Q.	Do the Funds have similar structures?

A.	Both Funds are closed-end investment management companies. However, the Acquired Fund is an interval fund and, as a result, has adopted a fundamental policy to conduct repurchase offers for the Fund’s outstanding shares at net asset value. The repurchase offers are made approximately every twelve (12) months in an amount ranging from between 5% and 25% of outstanding shares, as determined by the Board, at a price equal to the Acquired Fund’s net asset value (“NAV”) per share. The Acquiring Fund is not an interval fund and is not required to make periodic tender offers. If the Reorganization is approved and it is completed, stockholders of the Acquired Fund will become shareholders of the Acquiring Fund and will no longer have the right to tender their shares at NAV annually. However, the Acquiring Fund currently has a repurchase program in place pursuant to which it is authorized to repurchase approximately 10% of its outstanding shares through open-market transactions. Unlike the Acquired Fund’s policy, the Acquiring Fund’s repurchase program is not fundamental. Accordingly, repurchases of the Acquiring Fund’s shares are made at the discretion of the Fund, and there can be no assurance any significant repurchases will occur.

Q.	Do the Funds have similar investment objectives and policies?

A.	Yes. Following the Acquiring Fund Restructuring, the Funds will have similar investment objectives and investment policies. Following the Acquiring Fund Restructuring, each Fund will invest in a portfolio of global bonds denominated in foreign currencies and other currency-related instruments to provide long and short exposure to foreign currencies. Both Funds may invest in developed and emerging markets, and may seek exposure to currencies directly or through the use of derivatives. The Funds historically have not engaged, and currently do not intend to engage, in leverage through borrowings or the issuance of preferred stock. However, the Acquiring Fund may create effective leverage through investments in currency-related derivatives, including non-deliverable currency forwards. In addition, the Acquiring Fund is a diversified fund while the Acquired Fund is a non-diversified fund. Please see “Additional Information About the Investment Policies–Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Fund” of the Proxy Statement/Prospectus for a more detailed comparison of the investment objectives, strategies and policies of the Funds.

Q.	Do the Funds have the same investment adviser and portfolio management team?

A.	Yes. The Funds’ investment adviser is Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. The Funds’ subadviser is Nuveen Asset Management, LLC, a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. Each Fund also has the same portfolio management team.

Q.	Will shareholders of the Acquired Fund receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganization, the Acquired Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund, and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund. The Acquired Fund will then be liquidated, dissolved and terminated in accordance with applicable law.

Acquired Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of the Acquired Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Q.	Does the Reorganization constitute a taxable event for the Acquired Fund shareholders?

A.	No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund common shares. Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. Such a distribution will be taxable to the Acquired Fund’s shareholders for federal income tax purposes. To the extent that portfolio securities of the Acquired Fund are sold in connection with the Reorganization, the Acquired Fund may realize capital gains or losses. It is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (less than 5% of the assets of the Acquired Fund).

Q.	Will I have to pay any fees in connection with the Reorganization?

A.	You will not have to pay any direct fees in connection with the Reorganization. However, there will be costs incurred in connection with the Reorganization. Because the Reorganization is expected to result in benefits for the Acquired Fund, the costs of the Reorganization (whether or not consummated) will be allocated to the Acquired Fund and therefore will be borne indirectly by common shareholders of the Acquired Fund. The costs of the Reorganization are estimated to be $330,000.

Q.	What is the timetable for the Reorganization?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganization is expected to take effect on or about December 7, 2012 or as soon as practicable thereafter.

Q.	How does the Board recommend that I vote on the Reorganization?

A.	After careful consideration, the Board has determined that the Reorganization is in the best interests of the Acquired Fund and recommends that you vote FOR the proposal.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the Fund’s proxy solicitor, at (866) 612-5814 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on the proposal, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

OCTOBER 12, 2012

GLOBAL INCOME & CURRENCY FUND INC. (GCF)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 16, 2012

To the Shareholders of GCF:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Global Income & Currency Fund Inc. will be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on November 16, 2012, at 2:00 p.m., Central time for the following purposes:

1.    Agreement and Plan of Reorganization. To approve an Agreement and Plan of Reorganization pursuant to which the Global Income & Currency Fund Inc. (the “Acquired Fund”) would: (i) transfer substantially all of its assets to Nuveen Diversified Currency Opportunities Fund (the “Acquiring Fund”) in exchange solely for common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund; (ii) distribute such shares of the Acquiring Fund to the common shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

2.    To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on September 14, 2012 are entitled to notice of and to vote at the Special Meeting or adjournments or postponements thereof. Effective October 10, 2012, the Acquiring Fund changed its name from Nuveen Multi-Currency Short-Term Government Income Fund to Nuveen Diversified Currency Opportunities Fund.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy Vice President and Secretary The Nuveen Funds

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

PROXY STATEMENT/PROSPECTUS

NUVEEN DIVERSIFIED CURRENCY OPPORTUNITIES FUND

(FORMERLY KNOWN AS NUVEEN MULTI-CURRENCY SHORT-TERM

GOVERNMENT INCOME FUND) (JGT)

AND

GLOBAL INCOME & CURRENCY FUND INC. (GCF)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

OCTOBER 12, 2012

This Proxy Statement/Prospectus is being furnished to the shareholders of Global Income & Currency Fund Inc. (“Global Income” or the “Acquired Fund”), a closed-end management investment company, in connection with the proposal to reorganize the Acquired Fund into Nuveen Diversified Currency Opportunities Fund (formerly known as Nuveen Multi-Currency Short-Term Government Income Fund) (the “Acquiring Fund”) (the “Reorganization”) as discussed in greater detail elsewhere in this Proxy Statement/Prospectus. The Board of Directors of the Acquired Fund (the “Board” and each Director, a “Board Member”) has approved the proposal. The Board is soliciting proxies for use at the Special Meeting of Shareholders of the Acquired Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, November 16, 2012, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (the “Special Meeting”) to consider the proposal. The Acquiring Fund is organized as a Massachusetts business trust, while the Acquired Fund is organized as a Maryland corporation. The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Acquired Fund on or about October 15, 2012. Shareholders of record of the Acquired Fund as of the close of business on September 14, 2012 are entitled to notice of, and to vote at, the Special Meeting and any and all adjournments or postponements thereof.

This Proxy Statement/Prospectus explains concisely what you should know before voting on the proposal described in this Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before the Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

The shareholders of the Acquired Fund are solicited to vote to approve the Agreement and Plan of Reorganization. A quorum of shareholders is required to take action at the Special Meeting. A majority of the shares entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Those persons who were shareholders of record at the close of business on September 14, 2012 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of September 14, 2012, the Acquired Fund had 5,092,462 shares issued and outstanding.

The Reorganization seeks to combine two Funds that will have similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds. The Agreement and Plan of Reorganization between the Acquired Fund and Acquiring Fund (the “Agreement”) provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of the Acquired Fund in exchange solely for newly issued common shares of the Acquiring Fund, par value $0.01 per share (“Acquiring Fund Common Shares”), and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund; (ii) the pro rata distribution of the Acquiring Fund Common Shares received by the Acquired Fund to its common stockholders; and (iii) the liquidation, dissolution and termination of the Acquired Fund. The aggregate net asset value of Acquiring Fund Common Shares received by the Acquired Fund in the Reorganization will equal as of the Valuation Time (as defined on page 21) the aggregate net asset value of Acquired Fund common shares held by stockholders of the Acquired Fund. Prior to the closing of the Reorganization, the net asset value of the Acquired Fund will be reduced by the costs of the Reorganization borne by the Fund. No fractional Acquiring Fund Common Shares will be issued to the Acquired Fund’s stockholders and, in lieu of such fractional shares, the Acquired Fund’s shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value.

The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement/Prospectus.

The Reorganization is required to be approved by the affirmative vote of the holders of a majority of the outstanding common stock of the Acquired Fund, voting as a single class.

The closing of the Reorganization is contingent upon the satisfaction or waiver of certain conditions including the receipt of shareholder approval. If the requisite stockholder approval is not obtained, the Board of the Acquired Fund may take such actions as it deems in the best interest of the Fund including conducting additional solicitations with respect to the proposal or continuing to operate the Acquired Fund as a stand-alone fund.

This Proxy Statement/Prospectus concisely sets forth the information stockholders of the Acquired Fund should know before voting on the proposal and constitutes an offering of common shares of beneficial interest of the Acquiring Fund only. Please read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganization, dated October 12, 2012 (the “Reorganization SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Acquired Fund and the financial highlights for the Acquired Fund contained its Annual Report for the fiscal year ended December 31, 2011;

(iii)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained its Annual Report for the fiscal year ended December 31, 2011;

(iv)	the unaudited financial statements for the Acquired Fund contained in its Semi-Annual Report for the six-month period ended June 30, 2012; and

(v)	the unaudited financial statements for the Acquiring Fund contained in its Semi-Annual Report for the six-month period ended June 30, 2012.

No other parts of the Funds’ Annual and Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent Annual Report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Each Fund’s common shares are listed on the New York Stock Exchange (“NYSE”). Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Common Shares in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

PROXY STATEMENT/PROSPECTUS

OCTOBER 12, 2012

NUVEEN DIVERSIFIED CURRENCY OPPORTUNITIES FUND (JGT) AND GLOBAL INCOME & CURRENCY FUND INC. (GCF)

v

TABLE OF CONTENTS

(continued)

PROPOSAL—REORGANIZATION OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

A.    SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus with respect to the proposed Reorganization and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in the text of this Proxy Statement/Prospectus.

Background and Reasons for the Reorganization

At a meeting held on July 30-August 1, 2012, the Board approved a proposal to merge the Acquired Fund into the Acquiring Fund. The proposal was part of a group of changes recommended by the investment adviser to the Nuveen Funds, and approved by the Funds’ Board of Trustees or Directors, as applicable, to simplify the global income fund product line. The changes being made include (1) changing the investment mandate of the Acquiring Fund and repositioning its portfolio (the “Acquiring Fund Restructuring”), (2) changing the name of Nuveen Multi-Currency Short-Term Government Income Fund to Nuveen Diversified Currency Opportunities Fund, and (3) subsequently merging the Acquired Fund into the Acquiring Fund (the “Reorganization”). The name change has already taken effect.

The goal of the overall restructuring of the global income funds is to enhance the combined fund’s ability to generate competitive returns and narrow the fund’s trading discount by:

•	Simplifying the investment strategy to offer broad-based currency exposure and interest rate diversification;

•	Expanding investment flexibility to no longer focus only on countries with the highest short-term yields and to reduce risk from an appreciating U.S. dollar;

•

Reducing fund expenses over time and lowering investor trading costs as the increased size and greater number of common shares of the combined fund is expected to result in improved secondary market trading due to increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and

•	Eliminating confusion and competition from largely overlapping products.

The Board of the Acquired Fund has determined that the proposed Reorganization is in the best interest of the Fund. As discussed above, the Board considered the Reorganization as part of a group of changes designed to simplify the global income fund products offered by the Nuveen Funds. The Reorganization is intended to (1) provide increased investment flexibility as a result of the larger asset size of the combined fund and the new investment mandate being implemented as part of the Acquiring Fund Restructuring, (2) reduce expenses and result in efficiencies by combining the Acquired Fund with a substantially larger fund that will have similar investment objectives and policies following the completion of the Acquiring Fund Restructuring, and (3) enhance secondary market trading of the common shares as a result of the greater share volume of the combined fund.

The closing of the Reorganization is contingent upon certain conditions being satisfied or waived. Stockholders of the Acquired Fund must approve the Reorganization into the Acquiring Fund in order for the Reorganization to occur. If the requisite stockholder approval is not obtained, the Board of the Acquired Fund may take such actions as it deems in the best interest of the Fund including conducting additional solicitations with respect to the proposal or continuing to operate the Acquired Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganization, see “Proposal—Information About the Reorganization—Reasons for the Reorganization.”

Impact of Acquiring Fund Restructuring

On or about October 10, 2012, the Acquiring Fund Restructuring will take effect, and the Acquiring Fund will begin repositioning its portfolio. Prior to the Acquiring Fund Restructuring, the Acquiring Fund invested primarily in a long portfolio of short-term international government securities and forward currency contracts. In addition, the Acquiring Fund may only have short exposure to the U.S. dollar. Following the Acquiring Fund Restructuring, the Acquiring Fund may invest in a long portfolio of short duration global bonds and may take both long and short positions in currencies through forward contracts. The Acquiring Fund also is permitted to hedge against an appreciating U.S. dollar. Given current market conditions, it is expected that the initial repositioning will be completed within approximately three weeks and between approximately 10% and 20% of the Acquiring Fund’s portfolio will change as a result of the changes in investment policies. The initial repositioning of the portfolio is expected to consist primarily of adding short positions in forward contracts with respect to currencies that the subadviser views as having an unfavorable outlook. Net capital gains, if any, resulting from the Acquiring Fund Restructuring, would be taxable to shareholders of the Acquiring Fund at the time that the Acquiring Fund distributes such capital gains, which may occur before or after the closing of the Reorganization. The initial time period in which the repositioning is expected to take place and the scope of the repositioning may vary based on market conditions and views of the subadviser.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, the Funds will receive an opinion of Vedder Price P.C. to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. Such distribution will be taxable to the Acquired Fund’s shareholders for federal income tax purposes. In addition, to the extent that portfolio securities are sold in connection with the Reorganization, the Acquired Fund may realize capital gains or losses, which may increase or decrease the net capital gain to be distributed by the Acquired Fund. It is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (less than 5% of the assets of the Acquired Fund). It is expected that shareholders of the Acquired Fund who receive Acquiring Fund Common Shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund Common Shares.

Comparison of the Acquiring Fund and the Acquired Fund

General. The Acquiring Fund and the Acquired Fund are closed-end management investment companies. The Acquiring Fund is classified as “diversified” under the 1940 Act while the Acquired Fund is classified as “non-diversified.” Each Fund’s common shares are listed and traded on the NYSE. The Acquiring Fund was organized on January 9, 2007 as a business trust under the laws of the

Commonwealth of Massachusetts. The Acquired Fund was organized on August 2, 2005 as a corporation under the general laws of the State of Maryland. The Acquired Fund became part of the Nuveen Funds complex in October, 2010. Prior to that time, the Acquired Fund had a different investment adviser, directors and officers. The Acquired Fund is an interval fund and, as a result, has adopted a fundamental policy to conduct repurchase offers for the Fund’s outstanding shares at net asset value. The repurchase offers will be made approximately every twelve (12) months in an amount ranging from between 5% and 25% of outstanding shares, as determined by the Board. The Acquiring Fund is not an interval fund and is not required to make periodic tender offers. However, the Acquiring Fund currently has a repurchase program in place pursuant to which it is authorized to repurchase approximately 10% of its outstanding shares through open-market transactions. Unlike the Acquired Fund’s policy, the Acquiring Fund’s repurchase program is not fundamental. Accordingly, repurchases of the Acquiring Fund’s shares are made at the discretion of the Fund, and there can be no assurance any significant repurchases will occur.

Investment Objective, Strategies and Policies.

As discussed above, the Acquiring Fund has announced a plan to adopt a broader investment mandate and reposition its portfolio. The new investment mandate will take effect on or about October 10, 2012, following notice to shareholders of the change. The Acquiring Fund Restructuring does not require shareholder approval and is not contingent on the completion of the Reorganization. Accordingly, this summary assumes that the Acquiring Fund Restructuring has taken effect and describes the investment strategies, policies and risks of the Acquiring Fund that will take effect on or about October 10, 2012. The investment objective of the Acquiring Fund will not change as a result of the Acquiring Fund Restructuring. In addition, the Acquiring Fund has changed its name from Nuveen Multi-Currency Short-Term Government Income Fund.

Investment Objective. The Acquiring Fund’s investment objective is to provide an attractive level of current income and total return. The Acquired Fund’s investment objective is to provide current income while also seeking total returns. There is no assurance that a Fund will be able to achieve its investment objective or structure its investments as anticipated. Each Fund’s investment objective is fundamental and may not be changed without a shareholder vote.

Investment Strategies. Each Fund seeks to achieve its objective by seeking exposure directly or indirectly to foreign currencies. The Acquiring Fund will invest in a portfolio of short-duration global bonds denominated in foreign currencies and other currency-related investments that provide diversified long and short exposure to foreign currencies. Similarly, the Acquired Fund’s portfolio is comprised of short-term fixed income securities and investments in other instruments that provide long and short exposure to selected foreign currencies.

Under normal market circumstances, the Acquiring Fund will invest at least 80% of its net assets in global currencies, global government securities and derivative instruments. The Acquiring Fund generally will maintain a non-U.S. dollar orientation, but will actively manage its exposure to the U.S. dollar in response to changing market conditions and the portfolio manager’s outlook on the U.S. dollar.

Under normal circumstances, at least 80% of the value of the Acquired Fund’s net assets (including the proceeds of any borrowings) will be invested in debt securities and currency contracts. Each Fund’s 80% policy is not fundamental and may be changed without stockholder approval. However, neither Fund will change or modify its 80% policy unless it provides investors with at least 60 days’ prior notice.

The Acquired Fund seeks to achieve its objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies. The Acquired Fund invests all or substantially all of its assets primarily in short-term debt securities including, but not limited to, foreign sovereign debt securities, securities issued by U.S. government agencies and instrumentalities, debt obligations of corporate issuers and other debt securities that the subadviser believes are appropriate investments for the Acquired Fund.

In addition, the Acquired Fund seeks to gain exposure to selected foreign currencies by investing a majority of its assets directly in short-term foreign sovereign debt securities. In markets where the subadviser is unable to gain direct exposure to selected foreign currencies, or where the subadviser determines that it is not in the best interest of the Fund to do so, the subadviser generally will invest in other instruments that provide exposure to the selected foreign currencies including, but not limited to, cash settled forward currency contracts including non-deliverable forward currency contracts (“NDFs”), currency swap contracts, and other currency derivatives deemed appropriate by the subadviser. A substantial portion of the Fund’s investment in foreign currencies may be in currencies of countries considered to be emerging or developing nations, subject to the exposure limits summarized in the chart below.

The subadviser expects to obtain its long exposure to eligible currencies primarily through direct investment in foreign sovereign debt securities. The subadviser expects to obtain its short exposure to eligible currencies primarily through currency contracts. Eligible currencies are ranked by the subadviser from highest yielding to lowest yielding based on local short-term obligations denominated in that country’s currency, adjusted for local inflation. The Acquired Fund seeks long exposure by investing in the highest yielding currencies and seeks short exposure by investing in the lowest yielding currencies as determined by the ranking methodology.

The Acquiring Fund will seek to achieve its investment objective by investing in bonds of any maturity that may include debt obligations of foreign governments; domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); residential and commercial mortgage-backed securities; and asset-backed securities. The Acquiring Fund will maintain a weighted average leverage-adjusted duration of two years or less.

The Acquiring Fund may invest in developed and emerging markets and may seek exposure to currencies directly or through the use of derivatives including, in particular, non-deliverable forward currency contracts. The Acquired Fund seeks long exposure by investing in the highest yielding currencies, as determined by the ranking methodology and seeks short exposure by investing in the lowest yielding currencies as determined by the ranking methodology. The Acquiring Fund selects currencies based on the portfolio manager’s market outlook and assessment of a currency’s potential risk/return and does not rely on a ranking methodology. The Acquiring Fund maintains certain exposure limits to individual countries and regions, as summarized in the chart below.

Under normal market conditions, the Acquiring Fund will invest at least 65% of its net assets in non-U.S. dollar currency exposures and will have currency exposure to at least five countries. The Acquiring Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries. The Acquiring Fund will invest in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. The Acquiring Fund may utilize various currency-related derivatives in an effort to enhance the Fund’s total return or to manage risk.

Each Fund may issue preferred shares or borrow money to the extent permitted by the 1940 Act. The Funds currently do not use such techniques. The Acquiring Fund, however, may create effective leverage through investments in currency-related derivatives, primarily in the form of non-deliverable currency forwards.

Investment Policies. A side-by-side comparative summary of certain policies of the Funds is below.

Acquired Fund	Acquiring Fund

Assets not invested pursuant to the 80% policy may include U.S. government securities including Treasury bills, notes and bonds, certificates of deposit, repurchase agreements, and commercial paper.	Assets not invested pursuant to the 80% policy may include U.S. government mortgage-backed securities, commercial paper and asset-backed securities.

The Fund may invest up to 10% of its net assets in U.S. dollar cash or cash equivalents.	The Fund may invest up to 10% of its net assets in U.S. dollar cash or cash equivalents. Cash equivalents will include short-duration debt securities, such as mortgage-backed securities, assets-backed securities and short-term U.S. government securities with an effective duration of less than two years.

The Fund’s long exposure to currency investments issued by foreign governments with a foreign debt rating below investment grade will not constitute more than 25% of the Fund’s long exposure to currency investments. The Fund’s short exposure to currency investments issued by foreign governments with a foreign debt rating below investment grade will not constitute more than 25% of the Fund’s short exposure to currency investments.	—

The Fund intends to manage its currency contracts so that the Fund’s aggregate present net obligations under currency contracts will at no time exceed the value of its debt securities.	The Fund’s notional long exposure to non-U.S. dollar currency contracts is expected to range from 65% of its net assets to 175% of its net assets. The Fund’s notional short exposure from non-U.S. dollar currency contracts will not exceed 50% of its net assets. The Fund’s net exposure to U.S.-dollar currency contracts will range from short 75% of its net assets to long 35% of its net assets.

Acquired Fund	Acquiring Fund

The Fund’s net exposure (i.e., the difference between the Fund’s long exposure to currency investments and short exposure to currency investments) to a single geographic region will not exceed 40% of its net assets. A geographic region is defined as (1) Africa and the Middle East, (2) Asia and Oceania, (3) Europe, (4) Latin America and South America, and (5) North American and Central America.	The Fund’s net short exposure (i.e., the difference between the Fund’s long exposure to currency investments and short exposure to currency investments) to a single geographic region will not will not exceed 70% of its net assets and the Fund’s net long exposure to a single geographic region will not exceed 70% of net assets. A geographic region is defined as (1) Europe, Africa and the Middle East, (2) Asia, Australia and New Zealand, and (3) North, Central and South America excluding the U.S.

The Fund seeks to establish positions that provide long exposure to seven to twelve different currencies, and that provide short exposure to seven to twelve different currencies. The sub-adviser seeks to limit the effect of any one particularly volatile currency.	The Fund must invest in at least five non-U.S. countries. The Fund’s currency exposure to the Japanese yen, British pound sterling or the Euro will not exceed a net short exposure of 30% of net assets or a net long exposure of 40% of net assets. The Fund’s net short exposure to the U.S. dollar will not exceed 75% of net assets and its net long exposure will not exceed 35% of net assets. The Fund’s net short exposure on other currencies will not exceed 20% of net assets and its net long exposure will not exceed 30% of net assets.

Under normal circumstances, the Fund expects that the maturities of its debt securities will not exceed one year.	The Fund expects to maintain a dollar-weighted effective duration, including the impact of effective leverage, of no more than two years.

The Fund may invest up to 15% of net assets in illiquid securities.

Annual Repurchase of Securities by Acquired Fund. The Acquired Fund is structured as an interval fund. Accordingly, the Acquired Fund has a fundamental policy to make offers to periodically repurchase its shares at twelve-month intervals pursuant to Rule 23c-3 under the 1940 Act. The Acquired Fund is required to conduct repurchases, approximately every twelve (12) months, for between 5% and 25% of the Acquired Fund’s outstanding shares for cash at a price equal to the Acquired Fund’s net asset value (“NAV”) per share, subject to the approval of the Board. The Acquiring Fund is not an interval fund and does not have a similar repurchase policy. If stockholders of the Acquired Fund approve the Reorganization, and it is completed, such stockholders will become shareholders of the Acquiring Fund and will no longer have the right to tender their shares at NAV annually.

The Acquired Fund currently funds repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases. The periodic interval between repurchase request deadlines is approximately twelve (12) months. The Acquired

Fund historically has made repurchase offers in February or March and such offers typically close in May. The Acquired Fund does not intend to make a repurchase offer in 2013 if stockholder approval of the Reorganization has occurred on or before the time that the repurchase offer is required to commence.

Currently, the Acquired Fund’s Board, in the exercise of its duties and subject to applicable law, determines the number of shares subject to a repurchase offer based upon such considerations as market demand and the Fund’s net asset value per share. Under Maryland law, repurchases must be approved by the Board of Directors. A corporation may not repurchase its shares if, after giving effect to the repurchase, the corporation would not be able to pay indebtedness of the corporation as the indebtedness becomes due or, generally, the corporation’s total assets would be less than the sum of the corporation’s total liabilities. If a repurchase offer is over-subscribed, the Fund may, but is not obligated to, either: (1) repurchase all additional shares tendered if the additional shares do not exceed 2% of the Fund’s outstanding shares, or (2) purchase all shares tendered on a pro rata basis. All shares tendered may be withdrawn at any time prior to the repurchase request deadline in accordance with certain procedures.

Repurchase prices are set at a price equal to the net asset value per share of the Acquired Fund as of a specified date that occurs after the repurchase request deadline. This price may be greater or less than the then current market price of the Fund’s shares. The Acquired Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased. Payment for tendered shares is distributed within one week after the repurchase pricing date. All repurchase offer materials are mailed to shareholders of record before commencement of the repurchase offer. Shareholders whose shares are held in the name of a broker, dealer, commercial bank, trust company or other nominee should contact such firm if they desire to tender their shares in a repurchase offer.

While the Acquired Fund conducts annual repurchase offers for its common stock, there is no assurance that conducting repurchase offers will cause the shares to trade at or above net asset value on a sustained basis because the market price of the Fund’s shares will be based on, among other things, the Fund’s investment performance and investor perception of the Fund’s overall attractiveness as an investment as compared with alternative investments.

Repurchases of shares of common stock by the Acquired Fund decreases its total assets and accordingly may increase its expenses as a percentage of average net assets. The Acquired Fund’s declining asset base over time may impair the Fund’s ability to implement its investment strategy to the fullest extent.

Board Members and Officers. The Acquiring Fund and the Acquired Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser under the Investment Management Agreement for each Fund, is the responsibility of its Board. Each Fund currently has ten (10) directors or trustees, as applicable, one (1) of whom is an “interested person,” as defined in the 1940 Act, of the Funds, and nine (9) of whom are not interested persons (the “Independent Board Members”). The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth in the Reorganization SAI under “Management of the Funds.”

Investment Adviser. Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for investing each Fund’s net assets. The

Adviser oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Adviser, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $220 billion of assets under management as of December 31, 2011. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Subadviser”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a subadviser to each of the Funds. Nuveen Asset Management, LLC manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management, LLC is a wholly-owned subsidiary of Nuveen Fund Advisors and was appointed as a subadviser in January 2011 as part of an internal restructuring of the Adviser.

Each Fund is dependent upon services and resources provided by its investment adviser, Nuveen Fund Advisors, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect its or its affiliate’s portfolio management operations and would not otherwise adversely affect its ability to fulfill its obligations to the Funds under the investment management agreements.

Pursuant to an Investment Management Agreement between the Adviser and each Fund, each Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Fund Advisors, and a fund-level component, based only on the amount of managed assets within such Fund. The pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund is based upon the average daily Managed Assets of each Fund as follows:

Management Fee Schedule for the Acquiring Fund and the Acquired Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
First $500 million	0.7000%
Next $500 million	0.6750%
Next $500 million	0.6500%
Next $500 million	0.6250%
For managed assets over $2 billion	0.6000%

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. For the services provided pursuant to an investment sub-advisory agreement, Nuveen Fund Advisors pays the Subadviser a portfolio management fee equal to 44.4444% of net advisory fees.

Due to the increased size of the combined fund, the effective management fee rate for the combined fund is expected to be lower than the current management fee rate for each of the Acquiring Fund and Acquired Fund. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of total Managed Assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of June 30, 2012, the complex-level fee rate was 0.1731%.

The annual complex-level fee rate for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of the Acquiring Fund’s investment advisory agreement and sub-advisory agreement is included in the Fund’s Semi-Annual Report for the six months ended June 30, 2012.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management, LLC is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management, LLC manages the Funds using a team of analysts and portfolio managers that focus on a specific group of funds. Steve Lee, CFA and Timothy Palmer, CFA are the portfolio managers for each Fund. Mr. Lee has the managed the Acquiring Fund since December 2010 and the Acquired Fund since July 2010. Mr. Palmer has the managed the Acquiring Fund since January 2011 and the Acquired Fund since January 2011.

Mr. Lee heads the Foreign Currency Sector Team and is lead portfolio manager for Nuveen’s international bond and currency closed-end funds. He is also a member of the Emerging Markets and Global Bond teams and has been active in global macro strategies and FX trading since 1995. Most recently, he was a Senior Vice President and FX Trader with HSBC Bank USA. He began his career with Deutsche Bank on their Forward Currency desk and also worked as a portfolio manager at Vega Asset Management and Tribeca Global Investments in New York. He obtained his Bachelor of Arts, Economics and Mathematics from Yale University and his MBA in Finance from New York University, Stern School of Business.

Mr. Palmer leads the global bond and emerging markets debt sector teams of Nuveen Asset Management. He began working in the financial industry in 1986, and became a portfolio manager in 1990. Before joining FAF Advisors in 2003, he was a senior fixed-income portfolio manager with American Express Financial Advisors (now Ameriprise Financial). Prior to that, Mr. Palmer served as CEO and managing principal of Atlas Capital Management, and he was a senior fixed-income portfolio manager for Investment Advisors, Inc. Mr. Palmer earned a B.A. in economics from the University of St. Thomas and an M.B.A. in finance from Columbia University’s Graduate School of Business.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended December 31, 2011, and the pro forma expenses for the 12 months ended December 31, 2011 for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rate of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table

	Acquiring Fund	Acquired Fund	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)(1)
Management Fees	0.87%	0.88%	0.87%
Other Expenses	0.19%	0.33%	0.18%

Total Annual Expenses	1.06%	1.21%	1.05%

(1)	Annual Expenses (as a percentage of net assets applicable to common shares) are based on the expenses of the Acquiring Fund and Acquired Fund for the 12 months ended December 31, 2011.
(2)	The combined fund pro forma figures assume the consummation of the Reorganization on December 31, 2011 and reflect average net assets applicable to common shares for both the Acquiring Fund and Acquired Fund for the fiscal year ended December 31, 2011. Pro forma expenses do not include the expenses to be borne by the Acquired Fund in connection with the Reorganization, which are estimated to be $330,000 (0.39% of net assets applicable to common shares). The Acquiring Fund is not expected to bear any costs in connection with the Reorganization.

Example: The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$11	$34	$58	$129
Acquired Fund	$12	$38	$66	$147
Combined Fund Pro Forma	$11	$33	$58	$128

Comparative Performance Information

Comparative total return performance for the Funds for periods ended June 30, 2012:

	Total Return on Net Asset Value				Total Return on Market Value
	One Year	Five Years	Ten Years	Since Inception	One Year	Five Years	Ten Years	Since Inception
Acquiring Fund*	-4.95%	2.96%	N/A	3.59%	-8.03%	1.45%	N/A	1.15%
Acquired Fund**	-0.79%	0.84%	N/A	2.61%	-2.80%	0.22%	N/A	0.76%

*	The Acquiring Fund will adopt new investment strategies in connection with the Acquiring Fund Restructuring which will take effect on or about October 10, 2012. Total return information reflects performance under the investment strategies in effect prior to the Acquiring Fund Restructuring and may have been materially different if the new investment strategies had been in effect.
**	Prior to the close of business on October 6, 2010, the Acquired Fund was managed by an investment adviser and subadviser that was not affiliated with Nuveen Fund Advisors.

Average Annual Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

Investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of fund dividends and distributions, if applicable. The risks described below assume that the Acquiring Fund Restructuring has taken effect.

Because the Funds will have similar investment strategies, the principal risks of each Fund are substantially similar. The principal risks of investing in the Acquiring Fund are described below. An investment in the Acquired Fund is also subject to each of these principal risks. The risks and special considerations listed below should be considered by shareholders of the Acquired Fund in their evaluation of the Reorganization.

Investment and Market Risk

An investment in the Acquiring Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment represents an indirect investment in the securities owned by the Acquiring Fund. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Market Discount From Net Asset Value

Shares of closed-end investment companies like the Acquiring Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of its investment activities. Shares of closed-end investment companies like the Acquiring Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Acquiring Fund’s net asset value but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic conditions, and other factors beyond the control of the Acquiring Fund, the Acquiring Fund cannot predict whether the common shares will trade at, below or above net asset value. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Currency Risk

Changes in exchange rates will affect the value of the Acquiring Fund’s investments and the loss implied by an adverse movement in exchange rates may exceed the local currency return of an investment. A general strengthening of the U.S. dollar is expected to result in currency losses to the Acquiring Fund. There can be no assurance that the currencies in the selected positions will appreciate or depreciate in the manner anticipated. The value of any currency relative to the U.S. dollar may be affected by complex political and economic factors. The exchange rate of the currency in terms of the U.S. dollar is at any moment a result of the supply and demand for the two currencies, and changes in the exchange rate result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in each other country and the U.S., including economic and political developments in other countries. Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such non-U.S. countries and in the U.S., all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such non-U.S. countries, the U.S. and other countries important to international trade and finance. Non-U.S. governments may use a variety of techniques, such as intervention by the central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They also may issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of the currencies could be affected by the actions of non-U.S. governments, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders. The currency market is a global, around-the-clock market. Therefore, the hours of trading for shares of the Acquiring Fund will not always conform to the hours during which non-U.S. currencies and U.S. dollars are traded. Significant price and rate movements may take place in the underlying foreign exchange markets that will not be reflected immediately in the price of the Acquiring Fund’s common shares.

Reinvestment Risk

Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if short-term international interest rates decline. If short-term international interest rates decline, the Acquiring Fund may invest the proceeds from matured investments at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or the Acquiring Fund’s current income or total return. During such periods, the Acquiring Fund may be unable to meet its investment objective and may need to reduce its distribution to common shareholders.

International (Non-U.S.) Government Securities Risk

The Acquiring Fund may invest in short-duration international government securities. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, a decline in its financial status, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. International (non-U.S.) governmental entities also may be dependent on expected disbursements from other governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the non-U.S. governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, non-U.S. governmental entities may default on their debt. Holders of international (non-U.S.) government obligations may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. To the extent the Acquiring Fund invests a significant portion of its net assets in debt securities of a particular country, the Acquiring Fund will be more susceptible to economic, political and regulatory factors effecting issuers in that country.

Emerging Markets Government Securities Risk

The Acquiring Fund may invest in emerging markets countries. The risks of investments are usually much greater in emerging markets countries. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, including sudden, significant devaluations. In addition, the securities and currencies of many of these countries may have far lower trading volumes and less liquidity than those of developed countries. If the Acquiring Fund’s investments issued by an emerging market country need to be liquidated quickly, the Fund could sustain significant transaction costs. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to foreign investment than those of more developed countries, such as expropriation, confiscatory taxation and nationalization of assets and securities. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of their currencies.

Concentration Risk

The Acquiring Fund’s exposure to (i) a single country outside the U.S. may represent up to 30%-40% of its net assets and (ii) a single geographic region may represent up to 70% of its net assets. As a result, the Acquiring Fund will be more susceptible than a diversified fund to any single economic, political or regulatory occurrence of any one country or region in which the Fund invests. See “Proposal—Synopsis—Comparison of the Acquiring Fund and the Acquired Fund.”

Interest Rate Risk

Interest rate risk is the risk that debt securities and other investments, including collateral, in the Acquiring Fund’s portfolio will decline in value because of increases in market interest rates. Because rates on certain floating rate debt securities in which the Acquiring Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund’s investments and decreasing the Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful.

Additional Investment Exposure (Effective Leverage) Risk

The Acquiring Fund may invest in currency-related derivatives, including NDFs, in order to create total investment exposure of up to 175% of net assets. Total investment exposure above 100% of the Acquiring Fund’s net assets has an economic effect similar to financial leverage, which presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the common shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so. See also “—Leverage Risk.”

Forward Currency Contracts Risk

Forward currency contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward currency markets are not required to continue to make markets in the securities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain securities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Market illiquidity or disruption could result in major losses to the Acquiring Fund. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure. See also “—Leverage Risk.”

Non-Investment Grade Securities Risk

The Acquiring Fund may invest in short-duration global bonds with a credit rating of below investment grade. Investments in, or related to, obligors of below investment grade quality, commonly referred to as “junk bonds,” may involve a substantial risk of loss. Investments in, or related to, obligors of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Investments in, or related to, obligors of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt investments in, or related to, obligors of below investment grade quality tend to be more volatile and such investments tend to be less liquid than investment grade securities.

Certain Risks of Holding Fund Assets Outside the U.S.

The Acquiring Fund may hold investments in non-U.S. banks and securities depositories. Some non-U.S. banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries limit the Acquiring Fund’s ability to recover its assets if a non-U.S. bank or depository, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Acquiring Fund to purchase, sell and hold securities in certain non-U.S. markets than in the U.S. The increased expense of investing in non-U.S. markets reduces the amount the Acquiring Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the U.S.

Non-U.S. Settlement Risk

Settlement and clearance procedures in certain non-U.S. markets differ significantly from those in the U.S. Non-U.S. settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. At times, settlement in certain non-U.S. countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Acquiring Fund to carry out transactions. If the Acquiring Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Acquiring Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

U.S. Government Agency Securities Risk

U.S. government agency securities including securities issued by U.S. government-sponsored enterprises and instrumentalities are not direct obligations of the U.S. government. Certain of these enterprises (such as Ginnie Mae) are backed by the full faith and credit of the U.S. government. However, other U.S. government-sponsored enterprises (such as Fannie Mae, Freddie Mac and the Federal Home Loan Bank) are not be backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac have each been subject to investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the credit quality, availability or investment character of the securities issued or guaranteed by those agencies. To the extent that legislation or federal regulators impose additional requirements or restrictions with respect to the ability of such institutions to issue or guarantee securities, particularly in connection with highly leveraged transactions, the availability of government agency-issued or -guaranteed securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of government agency-issued or -guaranteed securities.

General Derivatives Risk

The Acquiring Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Acquiring Fund’s use of derivatives is successful will depend on, among other things, if the Subadviser correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If the Subadviser incorrectly forecasts these and other factors, the Acquiring Fund could underperform. Utilization of derivatives contracts also involves the risk of imperfect correlation in movements in the values of these derivatives and movements in the value of the underlying securities. In addition, any increase or decrease in the value of the derivative contracts may not be sufficient to generate returns in excess of the transaction costs to the Acquiring Fund of entering into the transactions. The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing contracts or to realize amounts to be received under such contracts.

Counterparty Risk

To the extent that derivatives contracts and other investments are purchased or sold in OTC transactions, the Acquiring Fund will be exposed to the risk that counterparties to these transactions, for whatever reason, will be unable to meet their obligations under the arrangement, which generally will be equal to the amount, if any, by which the Fund’s positions are “in-the-money.” The Acquiring Fund may have contractual remedies pursuant to derivative contracts or other instruments, but there is no guarantee that the Fund would be successful in pursuing them. The Acquiring Fund thus assumes the risk that it will be delayed or prevented from obtaining payments that it is owed by a defaulting counterparty.

Inadequate Return

Realized gains from the investments can vary widely over the short-term and long-term. No assurance can be given that the returns on the investments will be commensurate with the risk of investing in the Acquiring Fund.

Interest Rate Swaps Risk

In interest rate swap transactions, there is a risk that yields will move in the direction opposite to the direction anticipated by the Acquiring Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. However, because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Acquiring Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Total Return Swaps Risk

Total return swap transactions involve risks that are similar to those of interest rate swaps, and also involve additional risks. The total rate of return of a basket of securities or other instruments on which the swap is based may exhibit substantial volatility and in any given period may be positive or negative. In the event the total rate of return is negative and the Acquiring Fund is receiving the total rate of return of that basket of securities or other instruments in its part of the swap agreement, the Fund would be required to make a payment to the counterparty in addition to that required on the other, generally floating rate, part of the swap agreement. Also, unusual market conditions affecting the basket of securities or other instruments on which the swap is based may prevent the total rate of return from being calculated, in which case other provisions in the swap agreement may be invoked which could cause the Acquiring Fund to lose some of the anticipated benefit from the swap, or otherwise reduce the Fund’s return.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), among other things, the Acquiring Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Acquiring Fund’s non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Acquiring Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund’s investments. The ultimate tax characterization of the Acquiring Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Acquiring Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s net investment income and realized net capital gains for that calendar year. For example, because of the nature of the Acquiring Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Acquiring Fund’s total distributions exceed net investment income and realized net capital gains would generally be treated as a tax-free return of capital to the extent of the common shareholder’s tax basis in his common shares, and such shareholder’s basis in his common shares would be reduced by such amount, which would increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a common shareholder’s basis would generally be treated as capital gain, assuming the common shares were held as capital assets. The Acquiring Fund’s investments may be subject to foreign taxes that will reduce the Fund’s overall return, but that will likely not be available for pass-through to the Fund’s shareholders as a deduction from taxable income or as a credit against their U.S. federal income tax liability. See “Additional Information About the Funds—Federal Income Tax Matters Associated with Investment in the Funds.”

Leverage Risk

The Acquiring Fund is authorized to utilize leverage through the issuance of preferred shares and borrowings in an amount up to approximately 33% of the Fund’s managed assets, which would include the assets attributable to the leverage. In the event that the Acquiring Fund determines in the future to use leverage through the issuance of preferred shares or borrowings, there can be no assurance that the Fund’s leverage strategy will be successful. The use of leverage creates special risks for common shareholders, including the likelihood of greater volatility of net asset value and market price of the common shares and the risk that fluctuations in dividend rates on preferred shares or fluctuations in costs of borrowings may affect the return to common shareholders. The Acquiring Fund will pay (and common shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and borrowings, which will result in a reduction of the net asset value of the common shares if the Acquiring Fund utilizes leverage. In addition, the fee paid to the Adviser will be calculated based on the Acquiring Fund’s average daily managed assets (including assets attributable to any preferred shares that may be outstanding and the principal amount of any borrowings). There is a risk of greater decline in net asset value if leverage is employed. While the Acquiring Fund historically has not engaged in leverage through borrowings or preferred shares, it may create effective leverage through investments in currency-related derivatives, including NDFs. See “—Additional Investment Exposure (Effective Leverage) Risk.”

Illiquid Securities Risk

Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The collateral used to cover OTC derivatives used by the Acquiring Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Acquiring Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Acquiring Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Repurchase Agreement Risk

With respect to repurchase agreements, if the party agreeing to repurchase specific securities should default, the Acquiring Fund may seek to sell the securities that it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Acquiring Fund cannot predict the effects of similar events in the future on the U.S. economy.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Anti-Takeover Provisions

The Acquiring Fund’s Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See “Additional Information About the Funds—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Acquiring Fund and Nuveen Fund Advisors, Nuveen Asset Management, and/or Nuveen. Absent an exemption from the SEC or other regulatory relief, the Acquiring Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Acquiring Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Acquiring Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

C.	INFORMATION ABOUT THE REORGANIZATION

General

At a meeting held on July 30-August 1, 2012, the Board approved a proposal to merge the Acquired Fund into the Acquiring Fund as part of a broader restructuring of the global income funds. The goal of the Acquiring Fund Restructuring (as defined above) is to enhance the combined fund’s ability to generate competitive returns and narrow the discount at which its common shares have traded by:

•	Simplifying the combined fund’s strategy to offer broad-based currency exposure and interest rate diversification;

•	Expanding investment flexibility to no longer focus only on countries with the highest short-term yields and to reduce risk from an appreciating U.S. dollar;

•

Reducing fund expenses over time and lowering investor trading costs as the increased size and greater number of common shares of the combined fund is expected to result in improved secondary market trading due to increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and

•	Eliminating confusion and competition from largely overlapping products.

The closing of the Reorganization is contingent upon the satisfaction or waiver of certain conditions including the receipt of shareholder approval. If the Reorganization is not consummated, the Board of the Acquired Fund may take such actions as it deems in the best interest of the Fund, including conducting additional solicitations with respect to the proposal or continuing to operate the Acquired Fund as a stand-alone fund.

Terms of the Reorganization

General. The Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund (the “Agreement”) sets forth the terms of the Reorganization, under which (i) the Acquiring Fund will acquire substantially all of the assets of the Acquired Fund in exchange for newly issued Acquiring Fund Common Shares, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Acquired Fund, and (ii) the Acquired Fund will distribute the Acquiring Fund Common Shares received by the Acquired Fund to its common shareholders as part of the liquidation, termination and dissolution of the Acquired Fund in accordance with applicable law. No fractional Acquiring Fund Common Shares will be issued to the Acquired Fund’s shareholders, and in lieu of such fractional shares, the Acquired Fund’s shareholders will receive cash. As a result of the Reorganization, the assets of the Acquiring Fund and the Acquired Fund would be combined, and the shareholders of the Acquired Fund would become shareholders of the Acquiring Fund. If the Proposal is approved at the shareholder meeting, the closing date of the Reorganization is expected to be the close of business on or about December 7, 2012, or such other date as the parties may agree (the “Closing Date”). Following the Reorganization, the Acquired Fund would terminate its registration as an investment company under the 1940 Act.

Following the Reorganization, common stockholders of the Acquired Fund would own common shares of the Acquiring Fund (including for this purpose any fractional shares to which they would be entitled) with an aggregate net asset value as of the Valuation Time (as defined below) equal to the aggregate net asset value of the Acquired Fund common stock outstanding. See “Proposal—Information About the Reorganization—Description of Common Shares Issued by the Acquiring Fund” for a description of the rights of such shareholders. No fractional Acquiring Fund Common Shares, however, will be issued in connection with the Reorganization. In the event there are fractional Acquiring Fund Common Shares due an Acquired Fund shareholder on the Closing Date after the Acquired Fund’s common shares have been exchanged for Acquiring Fund common shares, the Acquiring Fund’s transfer agent will aggregate such fractional Acquiring Fund Common Shares and sell the resulting whole on the NYSE for the account holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received such fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of such fractional share interests received by a shareholder will be the same as the holding period and aggregate tax basis of the Acquired Fund common shares previously held by the shareholder and exchanged therefor, provided the Acquired Fund shares exchanged therefor were held as capital assets. As a result of the Reorganization, common shareholders of the Funds would hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Acquired Fund individually.

Valuation of Assets and Liabilities. If the Reorganization is approved and the other closing conditions are satisfied or waived, the value of the net assets of the Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of the Acquired Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties.

Amendments. Under the terms of the Agreement, the Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Acquired Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of the Agreement, the closing of the Reorganization is conditioned upon (a) approval by the shareholders of the Acquired Fund of the proposal in this Proxy Statement/Prospectus, (b) the Funds’ receipt of an opinion to the effect that the Reorganization will qualify as a reorganization under the Code, (c) the absence of legal proceedings challenging the Reorganization and (d) the Funds’ receipt of certain customary certificates and legal opinions. See “Proposal—Information About the Reorganization—Material Federal Income Tax Consequences of the Reorganization.”

Termination. The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of a Fund.

Reasons for the Reorganization

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Board Members”), has determined that the Reorganization would be in the best interests of the Funds and that the interests of the existing shareholders of the Funds would not be diluted with respect to net asset value as a result of the Reorganization. The Boards approved the Reorganization and the Board of the Acquired Fund recommended that shareholders of the Acquired Fund approve the Reorganization.

In preparation for a meeting of the Boards held on July 30 - August 1, 2012 (the “Meeting”) at which the Reorganization was considered, the Adviser provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization. Prior to approving the Reorganization, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

•	the compatibility of the Funds’ investment objectives, policies and related risks;

•	consistency of portfolio management;

•	improved economies of scale and the potential for a lower expense ratio;

•	the potential for improved secondary market trading;

•	the impact of the Reorganization on distributions;

•	the anticipated tax-free nature of the Reorganization;

•	the expected costs of the Reorganization;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, the Boards noted that the Acquiring Fund was a diversified investment management company and the Acquired Fund was a non-diversified investment management company and that the Funds had similar investment objectives. They recognized that the Reorganization was being proposed in connection with the Acquiring Fund Restructuring pursuant to which the Acquiring Fund would adopt a broader investment mandate, reposition its portfolio in accordance with its new investment mandate and change its name, and that the Acquiring Fund Restructuring and Reorganization were intended, among other things, to result in a combined fund that would have expanded investment flexibility and a simplified investment strategy and to eliminate confusion and competition from largely overlapping products. In this regard, it was anticipated that, as a result of the Acquiring Fund Restructuring, the Acquiring Fund (and as a result of the Reorganization, the combined fund) would invest in a portfolio of short-duration global bonds denominated in foreign currencies and other currency-related investments that provide diversified long and short exposure to foreign currencies. The Boards noted that following the Acquiring Fund Restructuring, the Acquired Fund and the Acquiring Fund would have, in certain respects, similar investment policies, although they recognized that there would be some differences including, among other things, differences with respect to duration, quality limits, limits on illiquid securities, currency exposure limits, currency regional limits and currency country limits. Furthermore, the Boards noted that although the Funds do not currently engage in leverage through borrowings or the issuance of preferred stock, the combined fund would retain the Acquiring Fund’s ability to create effective leverage through investments in currency-related derivatives, including non-deliverable currency forwards. Moreover, the Boards noted that to the extent the Acquired Fund and the Acquiring Fund, as restructured, will have similar investment strategies, the principal risks of each Fund will also be similar; however, as indicated above, certain differences are expected.

Consistency of Portfolio Management. The Boards noted that each Fund has the same investment adviser, sub-adviser and portfolio managers. Through the Reorganization, the Boards recognized that shareholders will be investors in a closed-end management investment company that will be consolidated and repositioned; have greater net assets and benefits from potential economies of scale; have the same investment adviser, sub-adviser and portfolio managers; and have similar investment objectives and somewhat similar investment strategies.

Improved Economies of Scale and Potential for a Lower Expense Ratio. The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the Acquiring Fund following the Reorganization). As a result of the greater economies of scale from the larger asset size of the combined fund after the Reorganization, the Boards noted that it was expected that the operating expenses per common share of the combined fund would be lower than those of the Acquired Fund and slightly lower than those of the Acquiring Fund prior to the Reorganization. It is anticipated that the combined fund will benefit from the larger asset size as fixed costs are shared over a larger asset base.

Potential for Improved Secondary Market Trading. While it is not possible to predict trading levels following the completion of the Reorganization and the Acquiring Fund Restructuring, the Boards noted that such actions are being proposed, in part, to seek to enhance secondary market trading of the common shares as a result of the greater share volume of the combined fund and that the goal of the overall restructuring of the Funds is to enhance the combined fund’s ability to generate competitive returns and narrow the Funds’ trading discount. The Boards also noted that the overall restructuring may result in lower investor trading costs.

Impact on Distributions. The Board of the Acquiring Fund noted that the Acquiring Fund Restructuring and the Reorganization were not expected to adversely affect the current distribution rate of the Acquiring Fund, and that the Acquiring Fund Restructuring may result in greater stability of distribution levels for such Fund. With respect to the Acquired Fund, its Board noted that the current annual distribution rate of such Fund is lower than that of the Acquiring Fund and that distributions to Acquired Fund shareholders were expected to increase following the Reorganization as a result of lower fees and operating expenses.

Anticipated Tax-Free Reorganization. The Boards noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes, and the Funds will obtain an opinion of counsel to this effect (based on certain factual representations and certain customary assumptions).

Expected Costs of the Reorganization. The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganization and the allocation of such costs to the Acquired Fund. The Boards noted, however, that, assuming the Reorganization is consummated, the Adviser anticipated that the projected costs of the Reorganization may be recovered over time.

Terms of the Reorganization and Impact on Shareholders. The terms of the Reorganization are intended to avoid dilution with respect to net asset value of the interests of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of the Acquired Fund would own common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal to the aggregate per share net asset value of that shareholder’s Acquired Fund common shares as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be issued to shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Acquired Fund’s common shareholders will receive cash.

Effect on Shareholder Rights. The Boards considered that the Acquiring Fund is organized as a Massachusetts business trust and the Acquired Fund is organized as a Maryland corporation. In this regard, the Boards noted that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Maryland corporation are prescribed by state statutory law. The Board of the Acquired Fund also recognized that, as an “interval fund,” the Acquired Fund has a fundamental policy to make offers to periodically repurchase a portion of its shares at twelve-month intervals and that the Acquiring Fund is not an “interval fund” and does not have a similar fundamental repurchase policy. Accordingly, if shareholders of the Acquired Fund approve the Reorganization and it is completed, such shareholders will become shareholders of the Acquiring Fund and will no longer have the potential right to tender their shares at net asset value annually.

Potential Benefits to Nuveen Fund Advisors and Affiliates. The Boards recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Acquired Fund as a separate fund in the Nuveen complex.

Conclusion. The Boards, including the Independent Board Members, approved the Reorganization, concluding that the Reorganization is in the best interests of the Acquiring Fund and Acquired Fund and that the interests of existing shareholders of the Funds will not be diluted with respect to net asset value as a result of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of June 30, 2012 and the pro forma combined capitalization of the combined fund as if the Reorganization had occurred on that date. The table reflects a pro forma exchange ratio of approximately 1.0219 common shares of the Acquiring Fund issued for each common share of the Acquired Fund. If the Reorganization is consummated, the actual exchange ratio may vary.

Common Shareholders’ Equity	Acquiring Fund	Acquired Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Common Shares, $.01 par value per share for the Acquiring Fund, 43,177,729 shares outstanding; $.001 par value per share for the Acquired Fund, 5,092,462 shares outstanding; and $.01 par value for the Combined Fund Pro Forma, 48,381,895 shares outstanding	$431,777	$5,092	$46,950	(2)	$483,819
Paid-in surplus	658,506,442	80,325,278	(376,950	)(3)	738,454,770
Undistributed (Over-distribution of) net investment income	(47,390,716)	(1,109,935)	—		(48,500,651)
Accumulated net realized gain (loss)	10,357,137	(3,536,197)	—		6,820,940
Net unrealized appreciation (depreciation)	(8,591,214)	(1,432,219)	—		(10,023,433)

Net assets applicable to common shares	$613,313,426	$74,252,019	$(330,000)		$687,235,445

Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$14.20	$14.58			$14.20
Authorized Shares:
Common	Unlimited	100,000,000			Unlimited

(1)	The pro forma balances are presented as if the Reorganization was effective as of June 30, 2012, and are presented for information purposes only. The actual closing date of the Reorganization is expected to be on or about December 7, 2012, at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.

(2)	Assumes the issuance of 5,204,166 Acquiring Fund Common Shares in exchange for the net assets of the Acquired Fund. These numbers are based on the net asset value of the Acquiring Fund and Acquired Fund as of June 30, 2012, adjusted for estimated Reorganization costs and distributions, if any.
(3)	Includes the impact of estimated total Reorganization costs of $330,000, which will be borne by the shareholders of the Acquired Fund. The Acquiring Fund is not expected to bear any costs in connection with the Reorganization.

Expenses Associated with the Reorganization

In evaluating the Reorganization, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $330,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs. All of the expenses of the Reorganization (whether or not consummated) will be borne by the Acquired Fund. Reorganization expenses have been or will be expensed by the Acquired Fund prior to the Valuation Time.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $18,600 plus reasonable expenses, which is included in the estimate above.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquired Fund and applicable state law, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

As a condition to each Fund’s obligation to consummate the Reorganization, the Funds will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund, followed by the distribution to the Acquired Fund shareholders of all the Acquiring Fund shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund.

3.	No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

4.	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund share.

5.	The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund share to which a shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder (including any fractional Acquiring Fund share to which a shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund, the Acquiring Fund or any Acquired Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (B) the Acquired Fund, the Acquiring Fund or any Acquired Fund shareholder with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If an Acquired Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (generally including the holding period of Acquired Fund shares surrendered therefor) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the Valuation Time, the Acquired Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the date of the Reorganization. The distribution will generally be taxable to shareholders for federal income tax purposes. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Acquired Fund’s dividend reinvestment plan. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganization, the combined fund’s ability to use the Acquired Fund’s or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of June 30, 2012, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Acquired Fund
Capital loss carryforwards	$—	$2,598,263

If not applied, the capital loss carryforwards will expire as follows:

Expiration Date	Acquiring Fund	Acquired Fund
December 31, 2016	$—	$2,595,491
December 31, 2017	$—	$2,772

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Acquired Fund shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Vote Required

The Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50% of the shares entitled to vote on the matter) of the outstanding shares of the Acquired Fund’s common stock, voting as a single class.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Agreement and Plan of Reorganization. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The closing of the Reorganization is contingent upon certain conditions being satisfied or waived. Stockholders of the Acquired Fund must approve the Reorganization of their Fund into the Acquiring Fund. If the requisite shareholder approvals are not obtained, the Board of the Acquired Fund may take such actions as it deems in the best interest of the Fund including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Comparison of Massachusetts Business Trusts and Maryland Corporations

The following description is based on relevant provisions of applicable Massachusetts law and the Maryland General Corporation Law (the “MGCL”) and each Fund’s governing documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MGCL and each Fund’s governing documents.

In General

The Acquiring Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for funds. However, some consider it less desirable than other forms of organization because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like the MGCL, or newer statutory trust laws, such as that of Delaware, provide.

The Acquired Fund is a Maryland corporation. A fund organized as a Maryland corporation is governed both by the MGCL and the corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts business trust, the MGCL prescribes many aspects of corporate governance.

Stockholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability from the trust’s liabilities generally afforded to stockholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable for the fund’s acts or obligations. The Declaration of Trust of the Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the

MGCL. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust of the Acquiring Fund contains such provisions.

Massachusetts Business Trusts

The Acquiring Fund is governed by its Declaration of Trust and By-Laws. Under the Declaration of Trust, any determination as to what is in the interests of the Acquiring Fund made by the Trustees of the Acquiring Fund in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power and authority to the Trustees. Further, the Declaration of Trust provides that certain determinations made in good faith by the Trustees of the Acquiring Fund are binding upon the Acquiring Fund and all shareholders, and shares of beneficial interest in the Acquiring Fund are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Acquiring Fund’s governing documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration of Trust requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declaration of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the Trustees.

The Acquiring Fund holds annual meetings of shareholders in accordance with the requirements of the exchange on which its shares trade. Under the By-Laws of the Acquiring Fund, special meetings of the shareholders for any purpose or purposes may be called by certain officers of the Fund or at least sixty-six and two-thirds percent (66 2/3%) of the Trustees, and must be called at the written request, stating the purpose or purposes of the meeting, of shareholders entitled to cast at least ten percent (10%) of all the votes entitled to be cast at the meeting. The By-Laws also provide that the holders of a majority of the voting power of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declaration of Trust or the By-Laws, the Declaration of Trust provides that the affirmative vote of the holders of a majority, except in the case of the election of Trustees which shall only require a plurality, of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter.

Election and Removal of Trustees

The Declaration of Trust provides that the Trustees determine the size of the Board, subject to a minimum of two and a maximum of fifteen. Each Trustee shall hold office until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor is elected and qualified, and any Trustee who is appointed by the Trustees in the interim to fill a vacancy shall have the same remaining term as that of his or her predecessor, if any, or such term as the Trustees may determine. The Declaration of Trust also provides that any vacancy resulting from a newly created Trusteeship or the death, resignation, retirement, removal, or incapacity of a Trustee may be filled by the affirmative vote or consent of a majority of the Trustees then in office. Trustees are elected by a plurality vote of the shareholders. A Trustee may be removed from office only for cause by action of at least two-thirds of the remaining Trustees or by action of at least two-thirds of the outstanding shares.

Issuance of Shares

Under the Declaration of Trust, the Trustees are permitted to issue an unlimited number of shares of beneficial interest in the Acquiring Fund for such consideration and on such terms as the Trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the Trustees may determine.

Amendments to Declaration of Trust

Under the Declaration of Trust, amendments to the Declaration of Trust generally require the consent of shareholders owning more than fifty percent (50%) of the shares entitled to vote, although certain amendments may be made by the Trustees without a shareholder vote.

Shareholder, Trustee and Officer Liability

The Declaration of Trust provides that shareholders have no personal liability for any debt or obligation of the Acquiring Fund and require the Acquiring Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. In addition, the Acquiring Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declaration of Trust provides that any person who is a Trustee, officer or employee of the Acquiring Fund is not personally liable to any person in connection with the affairs of the Acquiring Fund, other than to the Acquiring Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duty. The Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that the Trustees may rely in good faith on expert advice.

Preemptive Rights

Pursuant to the Declaration of Trust, shareholders of the Acquiring Fund have no preemptive rights or other rights to subscribe to additional shares, except as the Trustees may determine.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL and the Acquired Fund’s Charter and By-Laws are summarized below.

Stockholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a share exchange, merger or consolidation, or transfer of assets unless approved by a vote of stockholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Unless its charter provides otherwise, each outstanding share of stock of a Maryland corporation, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of stockholders. The Acquired Fund’s Articles of Incorporation, as amended or supplemented (the “Charter”), provide that each share of common stock shall be entitled to one vote. A Maryland corporation may, but is not obligated to, issue fractional shares of stock. The By-Laws authorize the Board of Directors to issue fractional stock on such terms and conditions as it may determine.

Election and Removal of Directors

Stockholders of a Maryland corporation generally are entitled to elect and remove directors. Under the Charter and By-Laws of the Acquired Fund, each Director shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. Each share may be voted for as many individuals as there are Directors to be elected and for whose election the share is entitled to be voted.

Under the By-Laws of the Acquired Fund a special meeting of stockholders may be called by certain officers of the Acquired Fund, by the Board of Directors or by the secretary of the Acquired Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Charter of the Acquired Fund provides that any Director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of Directors. For this purpose, “cause” means, with respect to any particular Director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Acquired Fund through bad faith or active and deliberate dishonesty. Subject to the requirements of the 1940 Act, a vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, even if the remaining Directors do not constitute a quorum. Any Director elected to fill a vacancy serves for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

Amendments to the Charter

Under the MGCL, stockholders generally are entitled to vote on amendments to the Charter of the corporation. However, unless prohibited in the charter, the board of directors of a Maryland corporation is authorized, without a vote of the stockholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, however, a change in the name or other designation of a class or series of stock may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption of the stock. The board of directors of a Maryland corporation may, however, if authorized by the charter, without a vote of the stockholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such stock. The Charter of the Acquired Fund authorizes the Board of Directors to do so.

Issuance of Stock

A Maryland corporation has the power to issue stock of any class authorized by its charter. Prior to issuance of stock, the board of directors of a Maryland corporation is required to adopt a resolution authorizing the issuance and setting the minimum consideration for the stock or a formula for its determination.

Stockholder, Director and Officer Liability

Under the MGCL, stockholders are not personally liable for debts or obligations of a corporation, except to the extent that the subscription price or other agreed consideration for the stock has not been paid. The MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The MGCL also provides that a corporation may indemnify and advance expenses to any director made a party to any proceeding by reason of service as a director, subject to certain exceptions, and the Charter and By-Laws require the Acquired Fund to do so. The indemnification provisions and the limitation on liability of Directors are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are also subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights

Stockholders of the Acquired Fund have no preemptive rights to purchase or subscribe for any additional shares of stock of the Acquired Fund, except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock or as may otherwise be provided by contract.

Derivative Actions

Under Maryland law, applicable case law at the time a particular action is sought to be brought derivatively by stockholders on behalf of a Maryland corporation will establish the requirements and limitations with respect to such stockholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Acquiring Fund and the Acquired Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Description of Common Shares Issued by the Acquiring Fund

General

Under the Acquiring Fund’s Declaration of Trust, the Acquiring Fund is authorized to issue an unlimited number of common shares, $.01 par value per share. As a general matter, the holders of common shares of each Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation with respect to each other common share of the Fund and have no preemptive, conversion or exchange rights.

All Acquiring Fund common shares to be offered under this Proxy Statement/Prospectus will, when issued, be fully paid and, subject to matters discussed under “Additional Information About the Funds—Certain Provisions in the Acquiring Fund Declaration of Trust and By-Laws,” non-assessable by the Fund. When Acquiring Fund preferred shares are outstanding, the common shareholders are be entitled to receive any cash distributions from the Acquiring Fund unless all accrued dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.

Acquiring Fund intends to list the common shares to be offered under this Proxy Statement/Prospectus on the NYSE. The Acquiring Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Acquiring Fund will not issue share certificates for its common shares.

Unlike open-end funds, closed-end funds like the Funds do not continuously offer shares and do not provide daily redemptions. Rather, if a common shareholder determines to buy additional common shares or sell shares already held, the common shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Funds have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the Acquiring Fund’s control, the Acquiring Fund cannot guarantee that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Acquiring Fund as a vehicle for trading purposes. The full text of each Fund’s charter documents is on file with the SEC and may be obtained as described on page iii.

Distributions

Each Fund’s quarterly distributions are set pursuant to a managed distribution program. Subject to approval and oversight Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions. Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value, the difference will reduce net asset value per share. If a Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Each Fund reserves the right to change the distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to its common shareholders.

Dividend Reinvestment Plan

Under the Acquiring Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends and distributions on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. Generally, the terms of the Acquiring Fund’s Dividend Reinvestment Plan are identical to the terms of the Acquired Fund’s Dividend Reinvestment Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)        If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then current market price; or

(2)        If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon such dividends and distributions. The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following table sets forth the high and low sales prices for each Fund’s common shares as reported on the consolidated transaction reporting system for the periods indicated.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
June 2012	$13.33	$12.07	$15.03	$13.72	-10.44%	-12.84%
March 2012	$13.76	$12.16	$15.67	$14.09	-10.87%	-14.79%
December 2011	$13.71	$11.84	$15.51	$13.72	-6.09%	-14.17%
September 2011	$15.14	$12.99	$16.66	$13.95	-4.37%	-15.21%
June 2011	$15.09	$14.03	$16.94	$16.03	-8.83%	-13.24%
March 2011	$14.05	$13.49	$15.95	$15.20	-10.99%	-13.41%
December 2010	$15.30	$13.20	$16.58	$15.21	-5.56%	-13.41%
September 2010	$14.79	$13.42	$15.79	$14.86	-5.65%	-10.09%
June 2010	$15.53	$13.42	$16.76	$14.86	-6.00%	-14.58%
March 2010	$16.22	$14.52	$17.71	$16.21	-5.28%	-11.73%

	Acquired Fund
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
June 2012	$14.07	$12.68	$14.99	$14.31	-5.38%	-12.07%
March 2012	$14.04	$12.84	$15.44	$14.45	-7.84%	-12.78%
December 2011	$13.28	$12.49	$14.85	$14.16	-8.35%	-11.92%
September 2011	$14.55	$12.75	$15.72	$14.20	-6.77%	-13.54%
June 2011	$15.44	$14.19	$16.10	$15.55	-3.68%	-8.86%
March 2011	$14.64	$14.19	$16.00	$15.16	-4.95%	-10.13%
December 2010	$14.90	$14.03	$16.16	$15.69	-6.92%	-10.81%
September 2010	$14.94	$13.90	$16.17	$15.80	-7.44%	-12.64%
June 2010	$14.58	$13.51	$16.11	$15.62	-6.84%	-15.40%
March 2010	$14.60	$13.58	$15.96	$15.51	-7.67%	-13.23%

On September 14, 2012, the closing sale prices of the Acquiring Fund and the Acquired Fund common shares were $13.02 and $13.39, respectively. These prices represent a discount to net asset value of the Acquiring Fund of 12.44% and a discount to net asset value of the Acquired Fund of 9.34%.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund Common Shares will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Fund

General

The Acquiring Fund and Acquired Fund have similar investment objectives. The Acquiring Fund’s investment objective is to provide an attractive level of current income and total return. The Acquired Fund’s investment objective is to provide current income while also seeking total returns. Each Fund’s investment objective is a fundamental policy of the Fund and may not be changed, without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting as a single class, and, if applicable, of the holders of a majority of the outstanding preferred shares voting as a separate class.

On August 10, 2012, the Acquiring Fund provided notice to its shareholders that effective on or about October 10, 2012, it will adopt a broader investment mandate and will re-position its portfolio in accordance with its new investment mandate. In connection with the new investment mandate, the Acquiring Fund changed its name to Nuveen Diversified Currency Opportunities Fund from Nuveen Multi-Currency Short-Term Government Income Fund. The Fund’s benchmark will be an equal mix of the Citigroup Non-U.S. World Government Bond 1-3 Year Index and the J.P. Morgan Emerging Markets Local Index Plus. The Acquiring Fund Restructuring will take effect on or about October 10, 2012, and is not contingent on the completion of the Reorganization. Accordingly, the description of the investment objective, policies and risks of the Acquiring Fund is based on its new investment mandate.

Investment Policies

The Acquiring Fund will invest in a portfolio of short-duration global bonds denominated in foreign currencies and other currency-related investments that provide diversified long and short exposure to foreign currencies. Under normal market circumstances, the Acquiring Fund will invest at least 80% of its net assets in global currencies, global government securities, and derivative instruments. The Acquiring Fund generally will maintain a non-U.S. dollar orientation, but will actively manage its exposure to the U.S. dollar in response to changing market conditions and the portfolio manager’s outlook on the U.S. dollar.

The Acquired Fund has a similar principal investment strategy to the Acquiring Fund’s new investment mandate. Under normal circumstances, at least 80% of the value of the Acquired Fund’s net assets (including the proceeds of any borrowings) will be invested in debt securities and currency contracts. For each Fund, the applicable 80% policy is non-fundamental and may be changed without shareholder approval, provided that the Fund provides shareholders with at least 60 days’ prior notice.

The Acquired Fund defines debt securities as foreign sovereign debt securities, securities issued by U.S. government agencies and instrumentalities, debt obligations of corporate issuers and other debt securities that the Subadviser believes are appropriate investments for the Fund. Currency contracts are defined as instruments that provide exposure to the selected foreign currencies which include, but are not limited to, cash-settled currency forward contracts including NDFs, currency swap contracts, and other currency derivatives deemed appropriate by the Subadviser.

The Acquiring Fund will seek to achieve its investment objective by investing in bonds of any maturity that may include debt obligations of foreign governments; domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); residential and commercial mortgage-backed securities; and asset-backed securities. The Acquiring Fund will maintain a weighted average leverage-adjusted duration of two years or less.

Under normal market conditions, the Acquiring Fund will invest at least 65% of its net assets in non-U.S. dollar currency exposures and will have currency exposure to at least five countries. The Acquiring Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries. The Acquiring Fund will invest in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. The Acquiring Fund may utilize various currency-related derivatives in an effort to enhance the Fund’s total return or to manage risk.

Each Fund may issue preferred shares or borrow money to the extent permitted by the 1940 Act. The Funds currently do not use such techniques. The Acquiring Fund, however, may create effective leverage through investments in currency-related derivatives, including NDFs.

The Acquired Fund, as a fundamental policy, may not make investments for the purpose of exercising control or management. The Acquiring Fund does not have a corresponding fundamental policy; however, it does have a similar non-fundamental policy prohibiting investment for purposes of exercising control.

Portfolio Investments

The Acquiring Fund’s and Acquired Fund’s portfolios are composed principally of the following investments.

Non-U.S. Government and Supranational Debt Securities, Including Emerging Markets Investments

The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: fixed income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Asset-Backed Securities

The Fund may invest in certain asset-backed securities as discussed below. Asset-backed securities are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the risk arising out of this diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

Below Investment Grade Securities

Securities rated below investment grade are judged to have speculative elements. The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Subadviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Subadviser’s credit analysis than would be the case when the Fund invests in rated securities. See Appendix A in the Statement of Additional Information for a description of security ratings.

Bond Futures and Forward Contracts

Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies.

Forward Currency Contracts

Forward currency contracts, including NDFs, involve obligations of one party to purchase, and another party to sell, a specific security (or currency) at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time at which the contract is made. These contracts are traded in the OTC derivatives market and entered into directly between traders and their customers. An NDF is a particular type of cash-settled forward currency contract that is generally, but not exclusively, used to gain exposure to a non-convertible or relatively thinly traded international (non-U.S.) government security. NDFs are often used when seeking to take positions in the Direct Investments of emerging market countries. The Fund also will invest in NDFs to more efficiently gain investment exposure to other international (non-U.S.) government securities. Forward currency contracts enable the Fund to gain economic exposure to the returns (reflecting foreign exchange rate changes) of short-term instruments in a specified country. The returns of forward currency contracts are substantially equivalent to the returns earned by borrowing U.S. dollars at short-term interest rates and investing those dollars in short-term government securities in a specified foreign country. To the extent that the Fund has U.S.-based Collateral to cover a portion of its forward foreign currency contracts, those “collateralized” forward currency contracts will have returns that closely emulate the returns of the short-term government securities in those countries. Alternatively, to the extent that the notional amount of the Fund’s forward currency contracts exceeds the value of the Fund’s U.S.-based Collateral, those “uncollateralized” forward currency contracts will provide a return equal to the difference between the rate of return of instruments that pay short-term LIBOR (the rate charged by one bank to another for lending money) in the foreign country to which the forward currency contract relates, and the rate of return on U.S. instruments that pay short-term LIBOR, taking into account changes in the relative value of such foreign LIBOR and U.S. LIBOR instruments due to changes to foreign exchange rates.

The Fund intends to enter into cash-settled forward currency contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward currency contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward currency contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward currency contract if the Fund currently has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward currency contract if the counterparty currently has a net obligation under the contract.

A cash-settled forward currency contract generally does not require any initial cash outlay by the Fund. The Fund’s forward currency contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. Each forward currency contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying non-U.S. government security at the time the contract is established. The Fund will be identified as the “buyer” on its long forward currency contract positions and as the “seller” on its short forward currency contract positions. The Fund will earn a positive return from a long forward contract position if the underlying exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement. Conversely, the Fund will lose money from a long forward currency contract position if the underlying exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement. Similarly, the Fund will earn a positive return from a short forward currency contract position if the underlying exchange rate on or about the settlement date is greater than the contract settlement rate established at the contract’s commencement, and will lose money if the underlying exchange rate on or about the settlement date is less than the contract settlement rate established at the contract’s commencement.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They may be issued or guaranteed by a U.S. government agency or instrumentality, though not necessarily backed by the full faith and credit of the U.S., or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage banks, commercial banks, investment banks and special purpose entities. Private mortgage-backed securities may be supported by U.S. government agency mortgage-backed securities or some form of non-governmental credit enhancement. Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage-backed securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Options on Currency Futures Contracts

Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on non-U.S. currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Interest Rate and Total Return Swaps

The Fund may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short-term interest rates and a fixed rate referenced to the interest rate in the international (non-U.S.) government securities market denominated in that non-U.S. market currency. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.

The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

Interest Rate Transactions

In order to seek to hedge the value of the Fund’s portfolio against interest rate fluctuations, to hedge against increases in the Fund’s costs associated with the distribution payments on its outstanding common shares or to seek to increase the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to seek to increase its return. The Fund may invest in interest rate swaps to seek to increase income or to seek to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). The Fund is not required to pursue these portfolio strategies and may choose not to do so. The Fund cannot guarantee that any strategies it uses will work.

Illiquid Securities

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative.

Other Investment Companies

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its net assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Subadviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

Repurchase Agreements

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

U.S. Government Debt Securities

U.S. government securities are debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the U.S. These securities include U.S. Treasury bills, notes and bonds and securities of Ginnie Mae and the Federal Housing Administration. U.S. government agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. These securities may not be backed by the full faith and credit of the U.S. U.S. government-sponsored enterprises and instrumentalities are not agencies of the U.S. government. Government sponsored enterprises are private corporations sponsored by the Federal government, such as the Fannie Mae or Freddie Mac. Securities issued by these entities are not generally supported by the full faith and credit of the U.S. Because the U.S. government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

The Board of the Acquired Fund recommends that shareholders vote “FOR” the approval of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and preferred shares (if any), voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and preferred shares outstanding at the time, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction whether deemed a merger, consolidation, reorganization or otherwise, where the Fund issues shares in connection with the acquisition of assets from any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund Declaration of Trust relating to such higher votes are in the best interest of the Acquiring Fund.

The Declaration of Trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition, the By-laws require the Board be divided into three classes with staggered terms. See the Reorganization SAI under “Management of the Funds.” This provision of the By-laws could delay for up to two years the replacement of a majority of the Board.

The provisions of the Acquiring Fund Declaration of Trust and By-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine. As of the date of this Proxy Statement/Prospectus, no preemptive rights have been granted by the Board.

Reference should be made to the Acquiring Fund’s Declaration of Trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. As described above in “Proposal—Comparison of the Acquiring Fund and the Acquired Fund—Annual Repurchase of Securities by Acquired Fund” the Acquired Fund has an interval fund structure pursuant to which it is required to make annual repurchase offers of its shares at NAV. If the Reorganization is approved by Acquired Fund shareholders, and it is completed, such shareholders will become shareholders of the Acquiring Fund. Unlike the Acquired Fund, Acquiring Fund is not an interval fund and does not make annual repurchase offers. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Acquiring Fund cannot assure you that the Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the NYSE. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of a Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of a Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian and Transfer Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Funds to Computershare, Inc.

Federal Income Tax Matters Associated with Investment in the Funds

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders with respect to an investment in the Funds. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state, local, and foreign tax consequences to them of investing in the Funds. Each Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganization occurs) as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, each Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, each Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders.

The Funds believe that their investment strategies will generate qualifying RIC income under current U.S. federal income tax law. The Code, however, expressly gives the U.S. Treasury Department authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Fund’s tax qualification as a RIC for all years to which such regulations are applicable. If in any taxable year a Fund fails for any reason to qualify as a RIC under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to shareholders will not be deductible by the Fund in computing its taxable income. You should consult with your own tax adviser regarding the particular consequences to you of investing in the Funds.

Each Fund intends to distribute all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gains to shareholders each year. However, a Fund may retain all or a portion of the year’s net capital gain and pay U.S. federal income tax on the retained gain. As provided under U.S. federal tax law, if a Fund so designates, shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of their holding period in the shares), and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. Shareholders allocated such retained gain will also be entitled to increase their tax basis in their shares by the difference between their shares of the retained gain and the tax deemed paid on their behalf by the Fund. Neither Fund expects that a significant portion of its dividends will be eligible for the corporate dividends received deduction or for the reduced rates of taxation applicable to certain qualified dividend income received by non-corporate shareholders in taxable years beginning before January 1, 2013.

Dividends paid to you out of a Fund’s investment company taxable income will generally be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of net capital gain, if any, are taxable to you as long-term capital gains, regardless of how long you have held the shares. A distribution of an amount in excess of a Fund’s earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional shares.

A Fund’s transactions in options, futures contracts, forward contracts, swaps and other derivative instruments will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders.

Each Fund will pursue its investment objective in part by entering into various foreign currency contracts, including forward contracts, futures contracts, options, swaps, and other derivative instruments. Under Section 988 of the Code, any gain or loss from entering into or acquiring certain financial instruments attributable to fluctuations in exchange rates that occur between the date of acquisition and the date of settlement or disposition of such instruments generally would be treated as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency contracts to the extent (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss. The Acquiring Fund does not expect to elect out of Section 988 with respect to its non-U.S. currency contracts.

A Fund’s foreign currency contracts may qualify as “Section 1256 contracts” if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. Generally, gains and losses from Section 1256 contracts are marked to market annually and are characterized as long-term capital gains or losses to the extent of 60% thereof and as short-term capital gains or losses to the extent of 40% thereof. If a Fund elects out of Section 988 (as described in the preceding paragraph) with respect to its foreign currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts will apply to such contracts. If a Fund elects out of Section 988 with respect to any of its foreign currency contracts that do not qualify as Section 1256 contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein.

Any gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or loss. In addition, foreign exchange gains realized on the sale of debt securities denominated in or by reference to a non-U.S. currency will be treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you.

The tax treatment of a Fund’s investments may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying as a RIC and the distribution requirement for avoiding excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC. A Fund, however, may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash to satisfy the distribution requirements.

Under current law, the maximum tax rate on long-term capital gains of noncorporate investors is 15%. However, absent further legislation, the maximum rates applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012. To the extent a Fund distributes net capital gain eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid during January of the following year.

Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each quarterly distribution with respect to the then current estimated source of the distribution made for federal income tax purposes. However, the ultimate tax characterization of a Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Pursuant to exemptive relief obtained by the Adviser with respect to its funds (including the Funds), the Funds can distribute realized net capital gains to their shareholders in more than one of its quarterly distributions. Each year, we will notify you of the tax status of dividends and other distributions.

If you sell shares, you may realize a capital gain or loss that will be long-term or short-term, depending on your holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term capital gain or loss if the shares have been held for more than one year.

The Acquired Fund conducts annual repurchases of its shares. A repurchase by the Acquired Fund of its shares generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the

Code, any of the Acquired Fund’s outstanding shares. If, after a repurchase a shareholder continues to own, directly or by attribution, any of the Acquired Fund’s outstanding shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder. There is a risk that shareholders who do not have any of their shares repurchased in such case would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Acquired Fund. In addition, use of the Acquired Fund’s cash to repurchase shares may adversely affect the Acquired Fund’s ability to satisfy the distribution requirements described above. The Acquired Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares. The ability to deduct capital losses may be subject to other limitations under the Code.

A Fund’s investment in foreign securities may be subject to foreign withholding and other taxes, which could decrease the Fund’s yield on those securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders are not expected to be able to claim a credit or deduction with respect to any foreign taxes paid by a Fund.

We may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to you if you:

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the Internal Revenue Service that you are subject to backup withholding.

Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The foregoing is intended to be only a summary of the principal federal income tax consequences of an investment in the Funds by U.S. shareholders and should not be considered to be tax advice. Fund shareholders are urged to consult their own tax advisers regarding the federal, state, local and foreign tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Net Asset Value

Each Fund’s net asset value per share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by such Fund’s Board or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by such Fund’s Board. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of such Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board’s designee.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement and Plan of Reorganization will be passed upon by Bingham McCutchen, LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Acquired Fund appearing in each Fund’s Annual Report for the period ended December 31, 2011 are incorporated by reference herein. The financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Acquiring Fund and the Acquired Fund. The principal business address of PricewaterhouseCoopers LLP is 1 North Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Acquired Fund

The following table sets forth the number of outstanding common shares and certain other share information, of each Fund as of September 14, 2012.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited	0	42,995,937
Acquired Fund:
Common shares	100,000,000	0	5,092,462

The Acquiring Fund’s common shares are listed and trade on the NYSE under the symbol JGT, and the Acquired Fund’s common shares are listed and trade on the NYSE under the symbol GCF.

Shareholders of the Acquiring Fund and the Acquired Fund

As of September 14, 2012, the trustees and officers of each Fund as a group owned less than 1% of the total outstanding common shares.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. The information for the Acquiring Fund and the Acquired Fund presented below is based on Schedule 13G filings and amendments made on or before September 14, 2012. The estimated pro forma information presented is calculated assuming that outstanding Common shares for the Acquiring Fund and Acquired Fund were as of September 14, 2012.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Shares of Combined Funds
Acquiring Fund—Common shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,634,836	6.1%	Common shares	7.6%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

Acquired Fund—Common shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,031,295	20.3%	Common shares	7.6%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	454,678	8.48%	Common shares	0.9%

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NYSE MKT, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and Acquired Fund.”

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Acquired Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2013, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 7, 2012. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Acquiring Fund’s By-Laws, submit such written notice to the Acquiring Fund not later than January 16, 2013 or prior to January 1, 2013. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If the Proposal is approved and the Reorganization is consummated, the Acquired Fund will cease to exist and will not hold its 2013 Annual Meeting. If the Reorganization is not approved or is not consummated, the Acquired Fund will hold its 2013 annual meeting of shareholders, expected to be held in March 2013.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is December 31.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on
November 16, 2012

The Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Special Meeting, except as described in this Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Special Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Special Meeting.

A majority of the shares entitled to vote at the Special Meeting, represented in person or by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned. Abstentions and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum for transacting business at the Special Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposal. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposal. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

October 12, 2012

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this     day of             , 2012 by and between Nuveen Diversified Currency Opportunities Fund (formerly known as Nuveen Multi-Currency Short-Term Government Income Fund), a Massachusetts business trust (the “Acquiring Fund”), and Global Income & Currency Fund Inc., a Maryland corporation (the “Acquired Fund”). The Acquiring Fund and the Acquired Fund may be referred to together herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Acquired Fund into the Acquiring Fund will consist of: (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund; and (ii) the distribution of all the Acquiring Fund Common Shares to the holders of common shares of the Acquired Fund as part of the complete liquidation, dissolution, and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND COMMON SHARES AND THE ASSUMPTION OF THE LIABILITIES OF THE ACQUIRED FUND AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND

1.1      THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to issue and deliver to the Acquired Fund the number of

Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (ii) to assume substantially all of the liabilities of the Acquired Fund, if any, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2      ASSETS TO BE TRANSFERRED.    The Acquired Fund shall transfer substantially all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund as of the Valuation Time, except that the Acquired Fund shall retain assets sufficient to pay the dividend set forth in Section 8.5.

The Acquired Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or Nuveen Fund Advisors, Inc., the investment adviser to the Acquired Fund (the “Adviser”), such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Acquired Fund.

1.3      LIABILITIES TO BE ASSUMED.    The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except the dividend set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund shall not assume any liabilities with respect to the dividend set forth in Section 8.5.

1.4      LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its common shareholders of record, determined as of the Valuation Time, as such term is defined in Section 2.1 (the “Acquired Fund Shareholders”), all of the Acquiring Fund Common Shares received by the Acquired Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to the Liquidation Date (“Interim Dividends”)); and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distribution will be accomplished by the transfer of the Acquiring Fund Common Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund

Shareholders and representing such shareholder’s pro rata share of the Acquiring Fund Common Shares received by the Acquired Fund, and by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares. All issued and outstanding common shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Common Shares in connection with such transfer.

1.5      OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Common Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Common Shares will be issued simultaneously to the Acquired Fund, in an amount computed in the manner set forth in this Agreement, to be distributed to Acquired Fund Shareholders.

1.6      TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than the registered holder of the Acquired Fund’s common shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.7      TERMINATION.    The Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Maryland state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.8      REPORTING.    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the New York Stock Exchange (“NYSE”) or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.9      BOOKS AND RECORDS.    All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS.    The value of the net assets of the Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the Acquired Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2      VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3      COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for the Acquired Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of the Acquired Fund that are assumed by the Acquiring Fund) determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be issued to Acquired Fund Shareholders and, in lieu of such fractional shares, Acquired Fund Shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by the Acquired Fund in the Reorganization will equal, as of the Valuation Time, the aggregate net asset value of Acquired Fund common shares held by Acquired Fund Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due an Acquired Fund Shareholder on the Closing Date after the Acquired Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account holders of all such fractional interests, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4      EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time, either: (a) the exchange on which shares of the Acquiring Fund or Acquired Fund are listed or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the exchange on which shares of the Acquiring Fund or the Acquired Fund are listed shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.5      COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1      CLOSING DATE.    The Closing shall occur on December 7, 2012 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. Central Time. The Closing shall be held as of 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2      CUSTODIAN’S CERTIFICATE.    The Acquired Fund shall cause State Street, as custodian for the Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date;

and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3      TRANSFER AGENT’S CERTIFICATE.    The Acquired Fund shall cause State Street, as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding common shares owned by each Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street, its transfer agent, to issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Common Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4      DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS OF THE ACQUIRED FUND.    The Acquired Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)      The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b)      The Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)      The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Acquired Fund’s Articles of Incorporation, as amended or supplemented (the “Charter”) or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(d)      Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(e)      No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)      The financial statements of the Acquired Fund as of December 31, 2011, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of December 31, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(g)      The unaudited financial statements of the Acquired Fund as of June 30, 2012, and for the fiscal period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of June 30, 2012, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)      Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)      All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to in subsections (f) and (g) above, are properly reflected thereon. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(j)      The authorized capital of the Acquired Fund consists of 100,000,000 shares of common stock, par value $.001 per share. All issued and outstanding shares of the Acquired Fund are duly and validly issued, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(k)      At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, including the determinations of the Acquired Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)      From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)      For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending with the Closing Date), as a “regulated investment company” under the Code (a “RIC”), (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)      The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)      The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)      No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)      The financial statements of the Acquiring Fund as of December 31, 2011 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of December 31, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)      The unaudited financial statements of the Acquiring Fund as of June 30, 2012, and for the fiscal period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of June 30, 2012, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)      Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)      All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to in subsections (e) and (f) above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)      The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of beneficial interest of the Acquiring Fund, and has no outstanding securities convertible into shares of beneficial interest of the Acquiring Fund.

(j)      The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the

Acquiring Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)      The Acquiring Fund Common Shares to be issued and delivered to the Acquired Fund for the account of Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of beneficial interest of the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(l)      The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(m)      From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)      For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date, and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(o)      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1      OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5 the Acquiring Fund and the Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.

5.2      APPROVAL OF SHAREHOLDERS.    The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3      INVESTMENT REPRESENTATION.    The Acquired Fund covenants that the Acquiring Fund Common Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4      ADDITIONAL INFORMATION.    The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5      FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6      STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Acquired Fund’s Controller, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7      PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Acquired Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8      TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.7.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1      All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s Chief Administrative Officer or Vice President and its Controller, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1      All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s Chief Administrative Officer or Vice President and the Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2      The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Acquired Fund.

7.3      Prior to the Valuation Time, the Acquired Fund shall have declared the dividends contemplated by Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Acquired Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1      This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund’s Charter and By-Laws.

8.2      On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3      All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4      The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5      The Acquired Fund shall have declared prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6      The Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)      The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to the knowledge of such counsel, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Proxy Statement/Prospectus included in the Registration Statement.

(b)      The Acquired Fund is a corporation validly existing and in good standing under the laws of the State of Maryland.

(c)      Each Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)      Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to the Acquired Fund on behalf of its Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the

Acquiring Fund, except that, as described in the Registration Statement, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(e)      The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(f)      To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States, the Commonwealth of Massachusetts or the State of Maryland, as applicable, is required for consummation by the Funds of the transactions contemplated herein, except as have been obtained.

(g)      With respect to each Fund, the execution and delivery of the Agreement by the Fund, did not, and the performance of the Fund’s obligations pursuant to the terms of the Agreement will not, violate the Fund’s Declaration of Trust or Charter, as applicable, or By-Laws (assuming approval of shareholders of the Acquired Fund has been obtained).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the law of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of Bingham McCutchen LLP. Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the law of the State of Maryland, Vedder Price P.C. may rely on the opinion of K&L Gates LLP.

8.7      The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)      The transfer of substantially all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund followed by the pro rata distribution to Acquired Fund Shareholders of all the Acquiring Fund Common Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)      No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund.

(c)      No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Common Shares to Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)      No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Common Shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund Common Share.

(e)      The aggregate basis of the Acquiring Fund Common Shares received by each Acquired Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which such shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Common Shares received by each Acquired Fund Shareholder (including any fractional Acquiring Fund Common Share to which such shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)      The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (B) the Acquired Fund, the Acquiring Fund or any Acquired Fund shareholder with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

8.8      Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in Section 8.7 or any conditions derived from the requirements of applicable law, exchanges or the governing documents of the Funds.

ARTICLE IX

EXPENSES

9.1      The expenses incurred in connection with the Reorganization (whether or not the Reorganization is consummated) will be paid by the Acquired Fund, and the Acquired Fund shall have accrued such expenses as liabilities on or before the Valuation Time. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2      Each party represents and warrants to the other party that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3      Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1      The parties agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2      The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by the Acquired Fund Board or Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)      a breach by the non-terminating party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)      a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)      a determination by the Acquired Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Acquired Fund or Acquiring Fund, respectively.

11.2      In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, the Acquired Fund Board, the Acquired Fund, the Acquiring Fund, the Adviser, or any Fund’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1      This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s

Board of Directors or Board of Trustees, as applicable; provided, however, that following the meeting of the shareholders of the Acquired Fund called pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW;

ASSIGNMENT; LIMITATION OF LIABILITY

13.1      The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3      This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5      It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any members of the Acquiring Fund Board, shareholders, nominees, officers, agents, or employees of the Acquiring Fund personally, but shall bind only the property of the Acquiring Fund, as provided in the Fund’s Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund Board, and this Agreement has been signed by authorized officers of the Acquiring Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Fund’s Declaration of Trust.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN DIVERSIFIED CURRENCY OPPORTUNITIES FUND (FORMERLY, NUVEEN MULTI-CURRENCY SHORT-TERM GOVERNMENT INCOME FUND)

By:
Name: Kevin J. McCarthy
Title: Vice President and Secretary

ACKNOWLEDGED:

By:
Name:
Title:

GLOBAL INCOME & CURRENCY FUND INC.

By:
Name: Kevin J. McCarthy
Title: Vice President and Secretary

ACKNOWLEDGED:

By:
Name:
Title:

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the life of the Fund.

Acquiring Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of December 31, 2011, including the financial highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Also included is selected data for the six months ended June 30,2012, which is unaudited and appears in the Fund’s 2012 Semi-Annual Report. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

	Year Ended December 31,
Per Share Operating Performance	2012(f)		2011		2010	2009	2008	2007(e)
Beginning Net Asset Value	$14.01		$15.64		$17.12	$16.51	$19.31	$19.10
Investment Operations:
Net Investment Income (Loss)(a)	0.12		0.12		0.36	0.49	1.07	0.72
Net Realized/ Unrealized Gain (Loss)(b)	0.68		(0.46)		(0.42)	1.62	(2.15)	1.09

Total	0.80		(0.34)		(0.06)	2.11	(1.08)	1.81

Less Distributions:
Net Investment Income	(0.61	)^	(0.65)		(0.13)	(0.93)	(1.18)	(0.82)
Capital Gains	0.00		(0.24)		0.00	(0.48)	(0.02)	(0.75)
Return of Capital	0.00		(0.41)		(1.29)	(0.10)	(0.53)	0.00

Total	(0.61)		(1.30)		(1.42)	(1.51)	(1.73)	(1.57)

Offering Costs	0.00		0.00		0.00	0.00 **	0.00 **	(0.03)
Discount from Shares Repurchased and Retired	0.00	**	0.01		0.00 **	0.01	0.01	0.00
Ending Net Asset Value	$14.20		$14.01		$15.64	$17.12	$16.51	$19.31

Ending Market Value	$12.40		$12.11		$13.77	$15.41	$13.90	$16.93

Total Returns:
Based on Market Value(c)	7.33%		(3.27)%		(1.44)%	22.55%	(8.32)%	(7.75)%
Based on Net Asset Value(c)	5.64%		(2.39	)%***	(0.18)%	13.35%	(6.01)%	9.47%

Ratios/Supplemental Data
Ending Net Assets (000)	$613,313		$605,962		$683,648	$748,957	$729,813	$858,833
Ratios to Average Net Assets(d)
Expenses	1.00	%*	1.06%		1.13%	1.07%	1.05%	1.07%*
Net Investment Income (Loss)	1.59	%*	0.77%		2.28%	2.92%	5.81%	5.40%*
Portfolio Turnover Rate(g)	15%		41%		77%	103%	38%	205%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term Capital Gains Retained
Year Ended 12/31:
2012(f)	N/A
2011	N/A
2010	N/A
2009	N/A
2008	N/A
2007(e)	$0.15

(c)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year-end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

	Total Returns
	Shareholders on Record on	Based on Market Value	Based on Net Asset Value
Year Ended 12/31:
2012(f)	N/A	7.33%	5.64%
2011	N/A	(3.27)	(2.39	)***
2010	N/A	(1.44)	(0.18)
2009	N/A	22.55	13.35
2008	N/A	(8.32)	(6.01)
2007(e)	December 31	(6.97)	10.29

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period April 25, 2007 (commencement of operations) through December 31, 2007.
(f)	For the six months ended June 30, 2012. (unaudited)
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
N/A	Not applicable for the six months ended June 30, 2012. The Fund had no retained capital gains for the tax years ended December 31, 2011 through December 31, 2008.
*	Annualized.
**	Rounds to less than $.01 per share
***	During the fiscal year ended December 31, 2011, the Fund received payments from the Adviser of $36,215 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. The reimbursement did not have an impact on the Fund’s Total Return Based on Net Asset Value.
^	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2012.

Acquired Fund

The following financial highlights table is intended to help you understand the Acquired Fund’s financial performance. Certain information reflects financial results from a single Fund share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of December 31, 2011, including the financial highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. Also included is selected data for the six months ended June 30, 2012, which is unaudited and appears in the Fund’s 2012 Semi-Annual Report. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

	Year Ended December 31,
Per Share Operating Performance	2012(d)		2011	2010	2009	2008	2007	2006(e)
Beginning Net Asset Value	$14.34		$15.95	$15.77	$16.39	$18.58	$19.09	$19.10
Investment Operations:
Net Investment Income (Loss)(a)	0.14		0.21	0.04	0.28	0.78	1.16	0.71
Net Realized/ Unrealized Gain (Loss)	0.55	^	(0.93)^	0.95 ^	(0.09)^	(1.52)^	0.35 ^	0.30

Total	0.69		(0.72)	0.99	0.19	(0.74)	1.51	1.01

Less Distributions:
Net Investment Income	(0.45	)^^	(0.12)	(0.81)	0.00	(1.03)	(2.02)	(0.74)
Capital Gains	0.00		0.00	0.00	0.00	0.00	0.00	(0.21)
Return of Capital	0.00		(0.77)	0.00	(0.81)	(0.42)	0.00	(0.03)

Total	(0.45)		(0.89)	(0.81)	(0.81)	(1.45)	(2.02)	(0.98)

Offering Costs	0.00		0.00	0.00	0.00	0.00	0.00	(0.04)
Discount from Shares Repurchased and Retired	0.00	**	0.00	0.00	0.00	0.00	0.00	0.00
Ending Net Asset Value	$14.58		$14.34	$15.95	$15.77	$16.39	$18.58	$19.09

Ending Market Value	$13.12		$12.80	$14.47	$14.04	$13.97	$17.55	$18.05

Total Returns:
Based on Market Value(b)	5.96%		(5.67)%	8.96%	6.44%	(12.52)%	8.49%	(4.76)%
Based on Net Asset Value(b)	4.80%		(4.69)%	6.49%	1.90%	(3.06)%	8.60%	5.48%

Ratios/Supplemental Data
Ending Net Assets (000)	$74,252		$76,846	$90,018	$98,858	$108,158	$129,045	$140,415
Ratios to Average Net Assets
Before Reimbursement:
Expenses	1.26	%*	1.21%	1.20%	1.22%	1.20%	1.16%	1.19%*
Net Investment Income (Loss)	1.86	%*	1.37%	0.23%	1.71%	4.35%	5.99%	5.45%*
Ratios to Average Net Assets
After Reimbursement:(c)
Expenses	1.22	%*	1.21%	1.20%	1.22%	1.20%	1.16%	1.19%*
Net Investment Income (Loss)	1.90	%*	1.37%	0.23%	1.71%	4.35%	5.99%	5.45%*
Portfolio Turnover Rate(f)	0%		0%	0%	0%	0%	0%	0%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
For the fiscal years ended December 31, 2009, and prior, the Fund’s Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Investment Advisers, LLC, the Fund’s previous investment adviser. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the six months ended June 30, 2012. (unaudited)
(e)	For the period April 28, 2006 (commencement of operations) through December 31, 2006.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.
^	Includes repurchase fees, which are less than $.01 per share.
^^	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2012.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

GCF-1012

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

NUVEEN DIVERSIFIED CURRENCY OPPORTUNITIES FUND

(FORMERLY KNOWN AS NUVEEN MULTI-CURRENCY SHORT-TERM

GOVERNMENT INCOME FUND) (JGT)

AND

GLOBAL INCOME & CURRENCY FUND INC. (GCF)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Global Income & Currency Fund Inc. in connection with the proposed reorganization of their Fund (the “Acquired Fund”) into Nuveen Diversified Currency Opportunities Fund (formerly known as Nuveen Multi-Currency Short-Term Government Income Fund) (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for (i) the Acquiring Fund’s acquisition of substantially all the assets of the Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share (“Acquiring Fund Common Shares”), and the Acquiring Fund’s assumption of substantially all the liabilities of the Acquired Fund, and (ii) the distribution of the Acquiring Fund Common Shares received by the Acquired Fund to its common shareholders, as part of the liquidation, dissolution and termination of the Acquired Fund in accordance with applicable law.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (the “SEC”) dated October 12, 2012 relating to the proposed Reorganization of the Acquired Fund into the Acquiring Fund (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787, by writing to the Funds or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Proxy Statement/Prospectus on the SEC’s website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Proxy Statement/Prospectus.

This SAI is dated October 12, 2012.

i

INVESTMENT OBJECTIVES AND POLICIES

The following supplements the information contained in the Proxy Statement/Prospectus concerning the investment objectives, policies, and techniques of the Funds.

Background

On August 10, 2012, the Acquiring Fund provided notice to its shareholders that effective on or about October 10, 2012, it will adopt a broader investment mandate and will re-position its portfolio in accordance with its new investment mandate. The Acquiring Fund will invest in a portfolio of short-duration global bonds denominated in foreign currencies and other currency-related investments that provide diversified long and short exposure to foreign currencies. Under normal market circumstances, the Acquiring Fund will invest at least 80% of its net assets in global currencies, global government securities and derivative instruments. The Acquiring Fund generally will maintain a non-U.S. dollar orientation, but will actively manage its exposure to the U.S. dollar in response to changing market conditions and the portfolio manager’s outlook on the U.S. dollar. In connection with the Acquiring Fund Restructuring, the Acquiring Fund changed its name to Nuveen Diversified Currency Opportunities Fund from Nuveen Multi-Currency Short-Term Government Income Fund. The Acquiring Fund Restructuring will take effect on or about October 10, 2012, and is not contingent on the completion of the Reorganization. Accordingly, the description of the investment objective, policies and risks of the Acquiring Fund is based on its new investment mandate.

Investment Objectives

The Acquiring Fund and Acquired Fund have similar investment objectives. The Acquiring Fund’s investment objective is to provide an attractive level of current income and total return. The Acquired Fund’s investment objective is to provide current income while also seeking total returns. Each Fund’s investment objective is a fundamental policy of the Fund and may not be changed, without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting as a single class, and, if applicable, of the holders of a majority of the outstanding preferred shares voting as a separate class.

Investment Policies and Techniques

The investment strategies of the Fund are set forth in the Proxy Statement/Prospectus. Additional information concerning investment strategies that may be used by the Funds is set forth below. Additional information concerning each Fund’s investment restrictions is set forth below under “Investment Restrictions.”

If a percentage limitation on investments by a Fund stated in this SAI or the Proxy Statement/Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. To the extent a Fund is limited to investing in securities with specified ratings or of a certain credit quality, is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A.

References in this section to the Adviser also apply, to the extent applicable, to the sub-adviser of the Funds.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and time shares, though other types of receivables or assets also may be used.

1

While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

The ratings and creditworthiness of asset-backed securities typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity’s bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Asset Coverage Requirements

To the extent required by SEC guidelines, each Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by a Fund, futures contracts and options on futures contracts, forward currency contracts, swaps and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

Corporate Debt Securities

Each Fund may invest in corporate debt securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Debt Obligations Rated Below Investment Grade

Each Fund may invest in securities rated below investment grade or in unrated securities determined by NAM to be of comparable quality. Securities rated below investment grade are judged to have speculative elements. The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), a division of the McGraw-Hill Companies, and the other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, NAM

2

also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on NAM’s credit analysis than would be the case when the Fund invests in rated securities. See Appendix A for a description of security ratings.

Investments in below investment grade securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. In addition, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality securities.

Below investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of below investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of below investment grade securities structured as zero coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest currently and in cash. NAM seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market. When secondary markets for below investment grade securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. The Funds will be more dependent on NAM’s research and analysis when investing in below investment grade securities. NAM seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

Each Fund’s credit quality policies apply only at the time a security is purchased, and the Funds are not required to dispose of a security in the event that a rating agency or NAM downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for issuers of higher quality debt securities.

Derivatives

Each Fund may use derivative instruments, as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them

3

based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, forward currency contracts and swap transactions, all of which are described in more detail below.

Each Fund may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), to manage the effective duration of the Fund’s portfolio, or for other purposes related to the management of the Fund. Derivatives permit the Funds to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Funds can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Funds’ performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than a Fund’s initial investment in the derivative. As discussed above under “—Asset Coverage Requirements,” each Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.

The particular derivative instruments each Fund can use are described below. Each Fund’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. Each Fund may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Futures and Options on Futures

Each Fund may engage in futures transactions. Each Fund may buy and sell futures contracts that relate to: (1) interest rates, (2) debt securities, (3) bond indices, (4) foreign currencies, (5) stock indices, and (6) individual

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stocks. Each Fund also may buy and write options on the futures contracts in which it may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. The Funds will only write options and straddles which are “covered.” This means that, when writing a call option, a Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. When writing a put option, a Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. Each Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” A Fund may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Funds may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Asset Coverage Requirements” above.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true. Futures options possess many of the same characteristics as options on securities, currencies and indices (discussed below under “—Options Transactions”).

Limitations on the Use of Futures and Futures Options. The Funds and the Adviser have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor

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under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Funds, the Adviser, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading advisor under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of the Funds to continue to claim the 4.5 exclusion. A fund that seeks to claim the exclusion after the effectiveness of the amended rules would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If the Funds were no longer able to claim the exclusion, the Adviser would be required to register as a “commodity pool operator,” and the Funds and the Adviser would be subject to regulation under the Commodity Exchange Act. The Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Funds’ policies. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Funds may enter into futures contracts or engage in options transactions. See “Federal Income Tax Matters.”

Risks Associated with Futures and Futures Options. There are risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in a loss in excess of the amount invested in the futures contract.

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

Successful use of futures by a Fund also is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Each Fund may have to sell such securities at a time when it may be disadvantageous to do so.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures

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price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.

Forward Currency Contracts and other Foreign Currency Transactions

Each Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Funds are subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Funds. The Funds also may use currency futures contracts and options thereon (see “—Futures and Options on Futures” above), put and call options on foreign currencies (see “—Options Transactions” below) and currency swaps (see “—Swap Transactions” below) for the same purposes.

Transaction Hedges. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, a Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect a Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the sub-adviser. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. Each Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When a Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “cross hedge.”

Shifting Currency Exposure. Each Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

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Risks Associated with Forward Currency Transactions. The sub-adviser’s decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the sub-adviser’s view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting a Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

Options Transactions

To the extent set forth below, each Fund may purchase put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices, bond indices, and/or foreign currencies. Options on futures contracts are discussed above under “—Futures and Options on Futures.”

Options on Securities. Each Fund may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the “exercise price”) at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the “premium” paid by the purchaser for the right to sell or buy.

Each Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to protect against an increase in the price of securities that the Fund anticipates purchasing in the future, a practice sometimes referred to as “anticipatory hedging.” The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

Options on Interest Rates and Indices. Each Fund may purchase put and call options on interest rates and on stock and bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies. Each Fund may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

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Expiration or Exercise of Options. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

Each Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund purchases a put or call option, it risks a total loss of the premium paid for the option, plus any transaction costs, if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. There is also a risk that, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.

Swap Transactions

Each Fund may enter into total return, interest rate, currency and credit default swap agreements and interest rate caps, floors and collars. Each Fund may also enter into options on the foregoing types of swap agreements (“swap options”) and in bonds issued by special purpose entities that are backed by a pool of swaps.

Each Fund may enter into swap transactions for any purpose consistent with its investment objectives and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular security or instrument, or to gain exposure to certain securities, sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the sub-adviser. See “—Asset Coverage Requirements” above.

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Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds, loans or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds, loans or market segments without investing directly in those bonds, loans or market segments.

As the buyer of protection in a credit default swap, a Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to a Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, a Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the

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value of the underlying swap as of the exercise date. Each Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Dollar Rolls

Each Fund may enter into mortgage “dollar rolls” in which the Fund sells mortgage-backed securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the Fund forgoes principal and interest paid on the mortgage-backed securities. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of the mortgage dollar roll. Each Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

Foreign Securities

General

Each Fund invests in foreign securities.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by U.S. corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

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Emerging Markets

Each Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party’s influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of a Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Depositary Receipts

Each Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Each Fund also may invest in EDRs and in other similar instruments representing securities of foreign companies. EDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

Certain depositary receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in

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respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. Residential mortgage-backed securities (“RMBS”) are backed by a pool of mortgages on residential property while commercial mortgage-backed securities (“CMBS”) are backed by a pool of mortgages on commercial property.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In addition, the U.S. Treasury Department agreed to provide FNMA and FHLMC with up to $100 billion of capital each to ensure that they are able to continue to provide ongoing liquidity to the U.S. home mortgage market. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. Any investments a Fund makes in mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or structured investment vehicles) and other entities that acquire and package mortgage loans for resale as mortgage-related securities. Unlike mortgage-related securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include: (1) the issuance of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); (2) the creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and (3) “overcollateralization” (in which case the

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scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are generally less liquid than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool or can result in credit losses.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively referred to hereinafter as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets. All references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including, among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is

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almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

The risks to which CMBS are subject differ somewhat from the risks to which RMBS are subject. CMBS are typically backed by a much smaller number of mortgages than RMBS are, so problems with one or a small number of mortgages backing a CMBS can have a large impact on its value. As CMBS have a less diversified pool of loans backing them, they are much more susceptible to property-specific risk. The values of CMBS are also more sensitive to macroeconomic trends. For example, when the economy slows rents generally decrease and vacancies generally increase for commercial real estate. Similarly, as many CMBS have a large exposure to retail properties, events that negatively impact the retail industry can also negatively impact the value of CMBS.

Other Investment Companies

Each Fund may invest in other investment companies, such as mutual funds, closed-end funds, and exchange-traded funds (“ETFs”). Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of the Fund’s total assets in the aggregate. A Fund will only invest in other investment companies that invest in Fund-eligible investments. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to a Fund and its shareholders. The underlying securities in an ETF may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile.

Short-Term Temporary Investments

In an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in a variety of short-term instruments such as commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of the Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations.

Each Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

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Short-term investments and repurchase agreements may be entered into on a joint basis by a Fund and other funds advised by the Adviser to the extent permitted by an exemptive order issued by the SEC with respect to the Fund. A brief description of certain kinds of short-term instruments follows:

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Proxy Statement/Prospectus, a Fund may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor’s, Fitch or Moody’s, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. A Fund also may invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor’s, Fitch and Moody’s, see Appendix A.

Bankers’ Acceptances

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

Variable Amount Master Demand Notes

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable Rate Demand Obligations

Variable rate demand obligations (“VRDOs”) are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

U.S. Government Securities

Each Fund may invest in U.S. government securities. The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•	notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

•	notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;

•	notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities; and

•	obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that

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they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as GNMA mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of FNMA or FHLMC are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See “—Mortgage-Backed Securities” above for a description of these securities.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Funds invests may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. In order to most effectively use these securities, the Adviser must correctly assess probable movements in interest rates. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. The Funds will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of a Fund’s total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, each Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

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PORTFOLIO TRADING AND TURNOVER RATE

Portfolio trading may be undertaken to accomplish each Fund’s investment objective. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when NAM anticipates a change in the price of such security, NAM believes the price of a security has reached or is near a realistic maximum, or there are other securities that NAM believes are more attractive given a Fund’s investment objectives.

Each Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. Each Fund expects a moderate level of annual portfolio turnover. The turnover rate is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund, which are reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Funds which, when distributed to shareholders, will be taxable as ordinary income. See “Federal Income Tax Matters.”

For the fiscal years ended December 31, 2011 and December 31, 2010, the portfolio turnover rates of each Fund were as follows:

Fund	2011	2010
Acquiring Fund	41%	77%
Acquired Fund	0%	0%

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objective, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, of such Fund, voting as a single class, and, if applicable, of the holders of a majority of the outstanding preferred shares, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, each Fund may not:

Acquiring Fund	Acquired Fund
1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than (i) preferred shares that immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness that immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;	1) Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law;

2) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating adjustable rate senior loans;	2) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

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Acquiring Fund	Acquired Fund
3) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;	3) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that nothing in this limitation will prevent the Fund from investing substantially all of its assets in the currencies of foreign countries as described in its prospectus;

4) Purchase or sell real estate, except that this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;	4) Purchase or sell real estate, commodities or commodity contracts (other than currency-related contracts), except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell forward contracts, financial futures contracts and options thereon;

5) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;	5) Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund takes long or short positions using Currency Contracts, purchases bonds, debentures or other debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities;	6) Make investments for the purpose of exercising control or management.

7) Purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of one issuer; and

8) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

19

The Acquiring Fund is classified as “diversified” for purposes of the 1940 Act, and the Acquired Fund is classified as “non-diversified.” Consequently, as to 75% of the Acquiring Fund’s total assets, the Fund may not (i) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

Acquiring Fund	Acquired Fund
1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;	1) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction [(1)] above or except as may be necessary in connection with transactions described under [“Investment Objectives and Policies”] above;

2) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; and	2) Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law; and

3) Purchase securities of companies for the purpose of exercising control.	3) Purchase any securities on margin except as may be necessary in connection with transactions described under “Investment Strategy” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with forward currency contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors (“the Management Agreement”), is the responsibility of the Board of each Fund. (The same Board and officers oversee each Fund.) The number of board members of the Funds is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent board members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, Nuveen Asset Management, LLC or their affiliates.

Pursuant to the Acquiring Fund’s organizational documents, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. Board Members

20

Bremner, Evans and Schneider have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified.

Pursuant to the organizational documents of the Acquired Fund, all Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

The officers of the Funds serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of September 26, 2012, the board members of the Funds are directors or trustees, as the case may be, of 100 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 117 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Board Members

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of Board and Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1996, Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	217	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996). Member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	217	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

21

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	217	Director (since 2004) of Xerox Corporation

David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	217	None

22

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	217	None

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	217	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	217	Director, Chicago Board Options Exchange (since 2006).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former owner and president, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	217	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

23

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2015 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004- 2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	217	None
Board Member who is an interested person of the Funds

John P. Amboian(4) 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	217	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, Inc., to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

24

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term/Annual Length of Service: Since 1988

Managing Director (since 2002),

Assistant Secretary and Associate

General Counsel of Nuveen

Securities, LLC; Managing

Director (since 2002), Assistant

Secretary (since 1997) and Co-

General Counsel (since 2011) of

Nuveen Fund Advisors, Inc.;

Managing Director (since 2004)

and Assistant Secretary (since

1994) of Nuveen Investments,

Inc.; Managing Director, Assistant

Secretary and Associate General

Counsel of Nuveen Asset

Management, LLC (since 2011);

Vice President and Assistant

Secretary of NWQ Investment

Management Company, LLC and

Nuveen Investments Advisers Inc.

(since 2002); Managing Director,

Associate General Counsel and

Assistant Secretary of Symphony

Asset Management LLC (since

2003); Vice President and

Assistant Secretary of Santa

Barbara Asset Management, LLC

(since 2006) and of Winslow Capital

Management, LLC (since 2010);

Chief Administrative Officer and

Chief Compliance Officer (since

2010) of Nuveen Commodities

Asset Management, LLC;

Chartered Financial Analyst.

				217

William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term/Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	117

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term/Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	117

25

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term/Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors (since 2011); Managing Director–Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	217

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term/Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	217

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term/Annual Length of Service: Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (since 2005) of Nuveen Fund Advisors, Inc.; Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Certified Public Accountant.	217

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term/Annual Length of Service: Since 2009

Managing Director, Corporate

Finance & Development,

Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer

of Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc.,

Nuveen Fund Advisors, Inc. and

Nuveen Asset Management, LLC

(since 2011); Vice President and

Treasurer of NWQ Investment

Management Company, LLC,

Tradewinds Global Investors, LLC,

Symphony Asset Management

LLC and Winslow Capital

Management, LLC; Vice President

of Santa Barbara Asset

Management, LLC; formerly,

Treasurer (2006-2009), Senior

Vice President (2008-2009),

previously, Vice President (2006-

2008) of Janus Capital Group, Inc.;

formerly, Senior Associate in

Morgan Stanley’s Global Financial

Services Group (2000-2003);

Chartered Accountant

Designation.

				217

26

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term/Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.; Senior Vice President (since 2008 and Assistant Secretary (since 2003), of Nuveen Fund Advisors, Inc.; formerly, Vice President, of Nuveen Securities, LLC;	217

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term/Annual Length of Service: Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	217

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term/Annual Length of Service: Since 2007

Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC;

Managing Director (since 2008),

Assistant Secretary (since 2007)

and Co-General Counsel (since

2011) of Nuveen Fund Advisors,

Inc.; Managing Director, Assistant

Secretary and Associate General

Counsel (since 2011) of Nuveen

Asset Management, LLC; Vice

President and Assistant Secretary

of Nuveen Investment Advisers

Inc., NWQ Investment

Management Company, LLC,

NWQ Holdings, LLC, Symphony

Asset Management LLC, Santa

Barbara Asset Management, LLC

and of Winslow Capital

Management, LLC (since 2010);

Vice President and Secretary

(since 2010) of Nuveen

Commodities Asset Management,

LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				217

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term/Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	217

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

27

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund (collectively, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

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The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. The number of Audit Committee Meetings of each Fund held during its last fiscal year is shown in Appendix B.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs, as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees

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matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of Funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Effective January 1, 2012, the Board approved the creation of the Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End

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Funds Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix B.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a Member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a Member of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and the Iowa College Foundation. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

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William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business (June 2003-June 2006). From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is Director and President of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a Member of the Community Advisory Board of the National City Bank in Dayton as well as a former Member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a Member of the Business Advisory Council for the University of Dayton College of Business and a Member of the Mid-America Health System Board. Mr. Schneider was an Independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science degree in Community Planning from the University of Cincinnati and a Masters of Public Administration degree from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of

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the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a Member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the Independent Chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past Board Chair of the Oak Leaf Trust, Director of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a Director and former Board Chair of the Minnesota Opera and a Life Trustee and former Board Member of the Voyageur Outward Bound School. She also served as a Trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as Board Chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. since 2008 and as a Managing Partner at Promus Capital since 2008. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship and the Mather Foundation, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Member Terms. For Global Income, all Board Members are elected annually. For Multi-Currency, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

Independent Chairman

The Board Members have elected Robert P. Bremner as the Independent Chairman of the Board. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

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Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each board member as of January 31, 2012:

Name of Trustee	Dollar Range of Equity Securities in the Acquiring Fund	Dollar Range of Equity Securities in the Acquired Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Family of Investment Companies
John P. Amboian	None	None	Over $	100,000
Robert P. Bremner	None	None	Over $	100,000
Jack B. Evans	None	None	Over $	100,000
William C. Hunter	None	None	Over $	100,000
David J. Kundert	None	None	Over $	100,000
William S. Schneider	None	None	Over $	100,000
Judith M. Stockdale	None	None	Over $	100,000
Carole E. Stone	None	None	Over $	100,000
Virginia L. Stringer	None	None	Over $	100,000
Terence J. Toth	None	None	Over $	100,000

No board member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

As of September 14, 2012, the officers and trustees of the Funds, in the aggregate, own less than 1% of the Acquiring Fund’s equity securities.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. The information below is based on Schedule 13G filings and amendments made on or before September 14, 2012.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Acquiring Fund—Common shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,634,836	6.1%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

Acquired Fund—Common shares	First Trust Portfolios L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,031,295	20.3%

	First Trust Advisors L.P.(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

	The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	454,678	8.48%

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.

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Compensation

Prior to January 1, 2012, each Independent Board Member received a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $10,000 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general such fees were $1,000 per meeting for attendance in person or by telephone at any ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net assets, although fund management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2012, each Independent Board Member receives a $130,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad

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hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each Fund.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, the aggregate compensation paid by each Fund to each Independent Board Member for its last fiscal year:

Aggregate Compensation from the Funds(1)

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$2,360	$1,891	$1,576	$1,755	$1,877	$1,805	$1,788	$1,237	$1,946
Global Income	312	253	221	235	249	245	236	152	257
Total Compensation from Nuveen Funds Paid to Board Member(2)	$329,731	$260,124	$218,576	$244,966	$259,415	$248,033	$245,650	$175,000	$263,891

(1)	Includes deferred fees. Pursuant to the Deferred Compensation Plan, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Acquiring Fund	$332	$456	$1,576	$1,755	$479	$947	$—	$—	$87
Global Income	—	—	—	—	—	—	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen Funds), to the Board Members for the calendar year ended December 31, 2011 for services to the Nuveen open-end and closed-end Funds advised by the Adviser. The Funds have no employees. Their officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for managing each Fund’s overall investment strategy, monitoring the performance of each Fund’s subadviser and overseeing each Fund’s use of leverage. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Adviser, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $212 billion of assets under management as of June 30, 2012. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net-worth investors as well as the consultants and financial advisers who serve them. Nuveen Investments markets its specialized investment solutions under the high-quality brands of NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds, Gresham and Winslow Capital.

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The total dollar amounts paid to the Adviser by each Fund under each Fund’s management agreement for the last three fiscal years are as follows:

Fund	12/31/2011	12/31/2010(1)	12/31/2009
Acquiring Fund
Gross Advisory Fees	$5,923,645	$6,138,789	$6,592,042
Waiver	—	—	—

Net Advisory Fees	$5,923,645	$6,138,789	$6,592,042

Acquired Fund
Gross Advisory Fees	$734,159	$824,394	$939,705
Waiver	—	—	—

Net Advisory Fees	$734,159	$824,394	$939,705

(1)	After the close of business on October 6, 2010, Nuveen Fund Advisors assumed the role of investment adviser for the Acquired Fund from IQ Investment Advisers LLC.

Subadviser

Nuveen Fund Advisors has selected Nuveen Asset Management, LLC to serve as subadviser to each of the Funds. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

For the services provided pursuant to an investment sub-advisory agreement between Nuveen Fund Advisors and the Subadviser (the “Sub-Advisory Agreement”), Nuveen Fund Advisors pays the Subadviser a portfolio management fee equal to 44.4444% of net advisory fees.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management, LLC is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management, LLC manages the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Steve Lee, CFA and Timothy Palmer, CFA are the portfolio managers for each Fund. Mr. Lee has the managed the Acquiring Fund since December 2010 and the Acquired Fund since July 2010. Mr. Palmer has the managed the Acquiring Fund since January 2011 and the Acquired Fund since January 2011.

Mr. Lee heads the Foreign Currency Sector Team and is lead portfolio manager for Nuveen’s international bond and currency closed-end funds. He is also a member of the Emerging Markets and Global Bond teams and has been active in global macro strategies and FX trading since 1995. Most recently, he was a Senior Vice President and FX Trader with HSBC Bank USA. He began his career with Deutsche Bank on their Forward Currency desk and also worked as a portfolio manager at Vega Asset Management and Tribeca Global Investments in New York. He obtained his Bachelor of Arts, Economics and Mathematics from Yale University and his MBA in Finance from New York University, Stern School of Business.

Mr. Palmer leads the global bond and emerging markets debt sector teams of Nuveen Asset Management. He began working in the financial industry in 1986, and became a portfolio manager in 1990. Before joining FAF Advisors in 2003, he was a senior fixed-income portfolio manager with American Express Financial Advisors (now Ameriprise Financial). Prior to that, Mr. Palmer served as CEO and managing principal of Atlas Capital Management, and he was a senior fixed-income portfolio manager for Investment Advisors, Inc. Mr. Palmer earned a B.A. in economics from the University of St. Thomas and an M.B.A. in finance from Columbia University’s Graduate School of Business.

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In addition to serving as a portfolio manager to the Funds, Mr. Lee is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2011 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)*
Registered Investment Company	2	$222 million
Other Pooled Investment Vehicles	0	$0
Other Accounts	0	$0

*	None of the assets in these accounts are subject to an advisory fee based on performance.

In addition to serving as a portfolio manager to the Funds, Mr. Palmer is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2011 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)*
Registered Investment Company	4	$1.790 billion
Other Pooled Investment Vehicles	1	$65 million
Other Accounts	10	$569 million

*	None of the assets in these accounts are subject to an advisory fee based on performance.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Funds’ portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

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If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities. As of December 31, 2011, Mr. Lee and Mr. Palmer do not beneficially own any securities issued by the Funds.

Unless earlier terminated as described below, each Fund’s management agreement with Nuveen Fund Advisors and sub-advisory agreement with Nuveen Asset Management will remain in effect until August 1, 2013. Each Fund’s management agreement and sub-advisory agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board or the vote of a majority of the outstanding voting securities of each Fund and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreements may be terminated at any time, without penalty, by either the Funds or Nuveen Asset Management upon 60 days’ written notice, and they are automatically terminated in the event of their assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not

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consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interest of each Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Management Agreement and the Sub-Advisory Agreement, each of Nuveen Fund Advisors and the Subadviser is authorized to place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of Nuveen Fund Advisors and the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) to each Fund and/or the other accounts over which Nuveen Fund Advisors, the Subadviser or their affiliates exercise investment discretion. Nuveen Fund Advisors and the Subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Nuveen Fund Advisors or the Subadviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists Nuveen Fund Advisors or the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to Nuveen Fund Advisors or the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that Nuveen Fund Advisors or the Subadviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. Nuveen Fund Advisors and the Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to Nuveen Fund Advisors or the Subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a Fund’s costs, Nuveen Fund Advisors and the Subadviser do not believe that the receipt of such brokerage and research services significantly reduces its expenses as Nuveen Fund Advisors or the Subadviser, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

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Research services furnished to Nuveen Fund Advisors or the Subadviser by brokers that effect securities transactions for the fund may be used by Nuveen Fund Advisors or the Subadviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to Nuveen Fund Advisors or the Subadviser by brokers who effect securities transactions for other investment companies and accounts which Nuveen Fund Advisors or the Subadviser manages may be used by Nuveen Fund Advisors or the Subadviser, as applicable, in servicing each Fund. Not all of these research services are used by the Nuveen Fund Advisors or the Subadviser in managing any particular account, including the Funds.

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of Nuveen Fund Advisors’ or the Subadviser’s other clients. Investment decisions for each Fund and for Nuveen Fund Advisors’ or the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for a Fund and for other portfolios managed by Nuveen Fund Advisors or the Subadviser, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Although the Funds do not have any restrictions on portfolio turnover, it is not the Funds’ policy to engage in transactions with the objective of seeking profits from short-term trading. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by a Fund and its shareholders. The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the last three fiscal years (or such shorter period, as applicable):

Fiscal Years Ended December 31

	2011		2010	2009
Acquiring Fund	$—	(1)	$—	$—
Acquired Fund	$—		$—	$—

(1)	After the close of business on October 6, 2010, Nuveen Fund Advisors assumed the role of investment adviser for the Acquired Fund from IQ Investment Advisers LLC.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

Although it is under no obligation to do so, each Fund reserves the right to repurchase its shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, each Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board would also have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

The repurchase by a Fund of its shares at prices below net asset value may result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in a Fund’s shares trading at a price equal to their net asset value. In addition, a purchase by a Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

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If a Fund converted to an open-end investment company, the common shares would no longer be listed on the NYSE or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, an open-end investment company typically engages in a continuous offering of its shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of a Fund’s portfolio, the impact of any action that might be taken on a Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Board may determine that, in the interest of such Fund and its shareholders, no action should be taken

The Acquiring Fund Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and preferred shares (if any) outstanding at the time, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund Declaration of Trust relating to such higher votes are in the best interest of the Acquiring Fund.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of a Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in a Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or

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prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN A FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

Each Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code (“qualifying income”); (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

Each Fund believes that its investment strategies will generate qualifying income under current U.S. federal income tax law. The Code, however, expressly gives the U.S. Treasury Department authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stocks or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future that would treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Fund’s tax qualification as a regulated investment company for all years to which such regulations are applicable.

If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Fund.

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Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A Fund may acquire debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Fund elects to include the market discount in taxable income as it accrues.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions in options, futures contracts, forward contracts, swaps and other derivative instruments will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders.

Each Fund will pursue its investment objective in part by entering into various foreign currency contracts, including forward contracts, futures contracts, options, swaps, and other derivative instruments. Under Section 988 of the Code, any gain or loss from entering into or acquiring certain financial instruments attributable to fluctuations in exchange rates that occur between the date of acquisition and the date of settlement or disposition of such instruments generally would be treated as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency contracts to the extent (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss. The Acquiring Fund does not expect to elect out of Section 988 with respect to its non-U.S. currency contracts.

A Fund’s foreign currency contracts may qualify as “Section 1256 contracts” if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. Generally, gains and losses from Section 1256 contracts are marked to market annually and are characterized as long-term capital gains or losses to the extent of 60% thereof and as short-term capital gains or losses to the extent of 40% thereof. If a Fund elects out of Section 988 (as described in the preceding paragraph) with respect to its foreign currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts will apply to such contracts. If a Fund elects out of Section 988 with respect to any of its foreign currency contracts that do not qualify as Section 1256 contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein.

Any gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities are generally treated as ordinary income or loss. In addition, foreign exchange gains realized on the sale of debt securities denominated in or by reference

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to a non-U.S. currency will be treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to shareholders as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to shareholders.

A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes, which could decrease the Fund’s yield on those securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Except for distributions of qualified dividend income (discussed below), distributions to shareholders of net investment income received by a Fund and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made.

Distributions, if any, in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset).

For taxable years beginning before January 1, 2013, “qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purpose at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. For taxable years beginning on or after January 1, 2013, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual federal income tax rate on long-term capital gains will increase to 20%, unless legislation is enacted providing otherwise. As long as a Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

Distributions are treated the same for federal income tax purposes whether reinvested in additional shares of a Fund or paid in cash.

If a Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent a Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, a Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. Each Fund endeavors to avoid restrictions on its ability to distribute dividends.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

Certain of each Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions may also require each Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

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The redemption, sale or exchange of shares of a Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% for taxable years beginning after December 31, 2012. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The ability to deduct capital losses may be subject to other limitations under the Code.

For taxable years beginning after December 31, 2012, certain non-corporate shareholders will be subject to an increased rate of tax on some or all of their “net investment income,” which will include dividends and net capital gain distributions received from a Fund and net gains from taxable dispositions of Fund shares. This tax will generally apply to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Each Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2012, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty).

EXPERTS

The financial statements of the Acquiring Fund and the Acquired Fund appearing in each Fund’s Annual Report for the year ended December 31, 2011 are incorporated by reference herein. The financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Funds. The principal business address of PricewaterhouseCoopers LLP is 1 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Funds is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Funds to Computershare, Inc.

46

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC, Washington, D.C. The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and Acquiring Fund as of June 30, 2012. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund and Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed Reorganization of the Acquired Fund into the Acquiring Fund pursuant to the Agreement as of the beginning of the twelve-month period ended June 30, 2012.

Note 2—Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders, except with respect to cash received for fractional shares, as a result of the Reorganization. The Acquired Fund and the Acquiring Fund are registered closed-end management investment companies. The Reorganization would be accomplished by the acquisition of substantially all the assets and the assumption of substantially all the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Fund’s shareholders in complete liquidation of the Acquired Fund. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4. The table below shows the common shares that Acquired Fund shareholders would have received if the Reorganization was to have taken place on the period ended date in Note 1.

Fund	Shares Exchanged
Acquired Fund	5,204,166

In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund).

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$613,313,426	June 30, 2012
Acquired Fund	$74,252,019	June 30, 2012
Combined Fund Pro Forma	$687,235,445	June 30, 2012

47

Note 3—Pro Forma Adjustments

The table below reflects the adjustments to annual expenses made to the Combined Fund Pro Forma financial information as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Percentages presented below are the increase (decrease) in expenses divided by the Combined Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Expense Reimbursement(1)	$14,598	0.00	%(5)
Repurchase Fees(2)	$(73,965)	(0.01)%
Custodian’s fees and expenses(3)	$(52,898)	(0.01)%
Management fees(4)	$(19,723)	(0.00	)%(5)
Professional fees(3)	$(25,501)	(0.00	)%(5)
Shareholders’ reports—printing and mailing expenses(3)	$(11,390)	(0.00	)%(5)

Total Pro Forma Net Expense Adjustment	$(168,879)	(0.02)%

(1)	Reflects the reduction in expense reimbursement payments the Adviser would have made to the Acquired Fund if the Reorganization had taken place on the first day of the period as disclosed in Note 1.
(2)	Reflects the elimination of expenses incurred in connection with the Acquired Fund’s annual repurchase offer, which is a requirement of its interval fund structure.
(3)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(4)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates to the Combined Fund Pro Forma.
(5)	Rounds to less than 0.01% or (0.01)%.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4—Reorganization Costs

The Acquired Fund is expected to incur an estimated $330,000 in Reorganization costs, (whether or not consummated). These costs represent the estimated nonrecurring expenses of the Acquired Fund in carrying out its obligations under the Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the proposed Reorganization to be borne by the Acquired Fund. The pro forma financial information included in Note 2 has been adjusted for any costs related to the Reorganization to be borne by the Acquired Fund.

If the Reorganization had occurred as of June 30, 2012, the Acquiring Fund would not have been required to dispose of securities of the Acquired Fund in order to comply with its investment policies and restrictions, and would have not sold any material portion (i.e., more than 5% of the Acquired Fund’s assets) of the securities in the Acquired Fund’s portfolio solely as a result of the Reorganization.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

48

Note 6—Capital Loss Carryforwards

As of June 30, 2012, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. As of June 30, 2012, the capital loss carryfowards for each Fund is as follows:

	Acquiring Fund	Acquired Fund
Capital loss carryforwards	$—	$2,598,263

If not applied, the capital loss carryforwards will expire as follows:

Expiration Date	Acquiring Fund	Acquired Fund
December 31, 2016	$—	$2,595,491
December 31, 2017	$—	$2,772

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APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.    Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.    Nature of and provisions of the obligation; and

3.    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

Appendix A – Page 1

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Appendix A – Page 2

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Appendix A – Page 3

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Appendix A – Page 4

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc.—A brief description of the applicable Fitch, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Appendix A – Page 5

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

Appendix A – Page 6

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Appendix A – Page 7

APPENDIX B

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting
Acquiring Fund	6	1	0	5	5	4	6
Acquired Fund	6	1	0	5	5	4	6

Appendix B – Page 1